As filed with the Securities and Exchange Commission on April 27, 2007

File No. 333-61899

File No. 811-08967

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 13

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14

EquiTrust Life Annuity Account II

(Exact Name of Registrant)

EquiTrust Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

1-515-225-5400

(Address and Phone Number of Principal Executive Office)

Stephen M. Morain, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;

☒	on May 1, 2007 pursuant to paragraph (b) of Rule 485;

☐	60 days after filing pursuant to paragraph (a) of Rule 485;

☐	on (date) pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

EquiTrust Life Annuity Account II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACT

PROSPECTUS

May 1, 2007

EquiTrust Life Insurance Company (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Inflation Protection Bond

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund (formerly Franklin Real Estate Fund)—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small Mid-Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

NASDAQ-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004.

The American Century VP Inflation Protection Bond Fund, VP MidCap Value Fund and VP Value Fund Subaccounts may not be available as an investment option under your Contract. Please consult your registered representative.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

1

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

2

DEFINITIONS

Account: EquiTrust Life Annuity Account II.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): EquiTrust Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

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Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which the we receive at our Home Office.

4

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8.5%	6%
Transfer Processing Fee(2)	$25	$25

(1)  Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$40
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. For Contracts issued prior to May 1, 2006, the annual administrative charge is $30.

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The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.26%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, Annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century
VP Inflation Protection Bond Fund	0.49%	0.01%		0.00%	0.50%	0.00%	0.50%
VP Mid Cap	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
VP Ultra® Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00	%(1)
VP Value Fund	0.93%	0.00%		0.00%	0.93%	0.00%	0.93	%(1)
VP VistaSM Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09	%(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.08%		0.25%	1.08%	0.00%	1.08%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66	%(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68	%(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60	%(3)

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Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
VIP High Income Portfolio— Service Class 2	0.57%	0.15%		0.25%	0.97%	0.00%	0.97%
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10	%(4)
VIP Mid Cap Portfolio— Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93	%(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88	%(3)
Franklin Templeton
Franklin Global Real Estate Securities Fund—Class 2	0.47%	0.03%		0.25%	0.75%	0.00%	0.75	%(5)
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93	%(6)
Franklin Small-Mid Cap Growth Fund— Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02	%(6)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79	%(7)
Mutual Shares Securities Fund—Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund—Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03	%(7)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56	%(2)	0.00%	1.26%	0.00%	1.26	%(8)
JPMorgan Small Company Portfolio	0.60%	0.56	%(2)	0.00%	1.16%	0.00%	1.16	%(8)
Summit Pinnacle Series
NASDAQ-100 Index Portfolio	0.35%	0.30%		0.00%	0.65%	0.00%	0.65	%(9)
Russell 2000 Small Cap Index Portfolio	0.35%	0.32	%(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400 Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Personal Strategy Balanced Portfolio	0.90%	0.02	%(2)	0.00%	0.92%	0.02%	0.90	%(10)(11)

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Investment Option	Advisory Fee	Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%	0.00%	1.05%	0.00%	1.05	%(10)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s Prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2)  Other expenses include acquired Fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees.

(5)  The Fund’s fees and expenses have been restated as if the Fund’s new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five-year period, with there being no increase in the rate of such fees for the first-year ending April 30, 2008.

(6)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(7)  The Fund administration fee is paid indirectly through the management fee.

(8)  Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio (excluding required Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(9)  The Fund’s adviser has contractually agreed to limit total expenses to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(10)  Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(11)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees and Investment Option fees and expenses.

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Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$837	$1,256	$1,685	$3,138

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$745	$1,160	$1,585	$3,138

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$284	$871	$1,484	$3,138

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$728	$919	$1,110	$1,955

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$635	$819	$1,003	$1,955

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

(1) Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX B for accumulation unit information for each Subaccount.

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SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 20 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid, or

•	the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (The minimum initial premium amount is $1,000 for both Qualified and Non-Qualified Contracts issued prior to May 1, 2006.) (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”) If your Contract was issued on or after May 1, 2004, you may not allocate premiums or transfer monies to the T.Rowe Price Mid-Cap Growth Subaccount.

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”).

•	The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

•	At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a

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surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Death Benefit.  We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Death of an Annuitant).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). We deduct this charge from the amount surrendered.

Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) If you subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you’ve taken. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge.  We deduct an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30.) (This charge is guaranteed not to exceed $45.) We currently waive this charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary. We may terminate this waiver at any time.

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(If your Contract was issued prior to May 1, 2006, we will waive this charge on the Contract Date with an initial premium payment of $50,000 or greater, or if your Accumulated Value is $50,000 on your most recent Contract Anniversary.)

Transfer Processing Fee.  We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled “Annual Investment Option Operating Expenses” lists these fees.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum (see “PAYMENT OPTIONS”).

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 591/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EquiTrust Life Insurance Company

The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

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EquiTrust Life Annuity Account II

On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 39 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

American Century.  American Century Investment Management, Inc. is the investment adviser to the Funds.

The American Century VP Inflation Bond Fund, VP MidCap Value Fund and VP Value Fund Subaccounts may not be available as an investment option under your Contract. Please consult your registered representative.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•       This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.

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Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund	• This Fund seeks long-term growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.
VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that meet, in the opinion of fund management, traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

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EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

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Portfolio	Investment Objective(s) and Principal Investments
Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.

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Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund;

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund (formerly Franklin Real Estate Fund)	• This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small Mid-Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      The Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

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Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
NASDAQ-100 Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000 Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400 Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend- paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

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Portfolio	Investment Objective(s) and Principal Investments
Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above- average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid-Cap Growth Index.

          *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Contracts issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or

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more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contract receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

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DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). Your Contract Date will be the date the properly completed application is received at our Home Office. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We apply a maximum issue age of 85 for Annuitants (age 90 for Contracts issued prior to May 1, 2006).

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

The minimum initial premium amount the Company will accept is $2,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (The minimum initial premium amount is $1,000 for both Qualified and Non-Qualified Contracts issued prior to May 1, 2006). (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you and your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

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Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

•

Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time will be allocated on the following Business Day.

•

You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

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Calculation of Variable Accumulated Value.  Your Contract’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a) is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b) is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Home Office.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

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•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

We process transfers at the unit values next determined after we receive your Written Notice at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•

We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”) If your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to

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discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include requiring you to make your transfer requests in writing through the U.S. Postal Service or otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and

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the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect

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to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original written request at our Home Office.

Surrender. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may

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prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•

Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

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•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•	You may change the amount and frequency upon written request to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep.  You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest sweep earnings from the Declared Interest Option to one or more Subaccounts on your Contract Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

•

The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions. If your Contract was issued on or after May 1, 2004, you may not transfer interest earnings to the T. Rowe Price Mid-Cap Growth Subaccount.

•	We will terminate this option upon receipt of a written request at our Home Office.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

•	The interest sweep program may not be available in all states.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging, Systematic Withdrawal and Interest Sweep privileges at any time.

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Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

•	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner’s death, or

•

he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If the Annuitant’s age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and

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(3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the oldest Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a) is the death benefit immediately prior to withdrawal;

(b) is the amount of the partial withdrawal (including applicable surrender charges); and

(c) is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Anniutant’s death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

•	payments under the option begin within 1 year of the Annuitant’s death, and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. If available in your state, you may only elect the rider if you are 65 or younger. A registered representative can provide information on the availability of this rider.) There is no charge for this rider.

If the Annuitant’s age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a) is the Accumulated Value; and

(b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

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The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2008	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2028	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2028, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit After the Retirement Date

If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

Other rules may apply to a Qualified Contract.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at the Home Office at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 70th birthday or any earlier date required by law.

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Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your account to government regulators.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

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Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

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Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawal
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge (the “10% withdrawal privilege”). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents

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on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you have taken during the Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Annual Administrative Charge

We apply an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30). (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Contract Date with an initial premium payment of $40,000 or greater, or

•	if your Accumulated Value is $40,000 or greater on your most recent Contract Anniversary.

(If your Contract was issued prior to May 1, 2006, we will waive this charge on the Contract Date with an initial premium payment of $50,000 or greater, or if your Accumulated Value is $50,000 on your most recent Contract Anniversary.) We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the

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Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose, including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date

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you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period with affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Option 1—Interest Income.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term.  The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income.   The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

Option 6—Joint and One-Half to Surviving Spouse.  The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option.  The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Alternate Payment Options:

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

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We will initiate an election, revocation or change of a payment option upon receipt of your Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen,

•	the payee’s age and sex,

•	the amount of proceeds applied to purchase the fixed annuity payments, and

•	the applicable annuity purchase rate.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $2,000;

•	the amount of each payment would be less than $20; or

•	the payee is an assignee, estate, trustee, partnership, corporation or association.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option,

•	the payment option selected,

•	the age and sex of the Annuitant, and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

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An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a) is the annuity unit value for the immediately preceding Valuation Period;

(b) is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x) is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1)	refuse the election of a payment option if total proceeds are less than $5,000;

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(2)	refuse to make payments of less than $50 each; or

(3)	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This

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yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This

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unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an

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affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

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•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

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Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract,

•	the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

•	the selection of certain Retirement Dates, or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as

47

distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime.

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If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining

49

any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance of employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our

50

understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into selling agreements with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small Mid-Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the

51

seventh and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent’s insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers), agent’s insurance and pension benefits, agency expense allowances, advertising expenses and all other expenses of distributing the Contracts. We also pay for EquiTrust Marketing’s operating and other expenses.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

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VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation there under should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited balance sheets of the Company as of December 31, 2006 and 2005, and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

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APPENDIX A

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.10%, 6.20%, 9.10%, and 12.00%. Net of all expenses, these constant returns are: (2.20)%, 0.90%, 4.00%, 6.90%, and 9.80%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.80% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental agreements and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based.  The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

A-1

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.10%, 6.20%, 9.10%, and 12.00%

•	Assumed Interest Rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied

•	the annuity payment option selected

•	the annuity purchase rates in the supplemental agreement on the effective date

•	the Assumed Interest Rate under the supplemental agreement on the effective date

•	the age of the payee

•	in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

A-2

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross -2.20% Net	3.10% Gross 0.90% Net	6.20% Gross 4.00% Net	9.10% Gross 6.90% Net	12.00% Gross 9.80% Net
1	1,000	1,000	1,000	1,000	1,000
2	940	970	1,000	1,028	1,056
3	884	941	1,000	1,057	1,115
4	832	913	1,000	1,086	1,177
5	782	886	1,000	1,116	1,242
6	735	860	1,000	1,147	1,312
7	692	834	1,000	1,179	1,385
8	650	809	1,000	1,212	1,462
9	612	785	1,000	1,246	1,544
10	575	762	1,000	1,281	1,630
11	541	739	1,000	1,317	1,721
12	509	717	1,000	1,353	1,817
13	478	695	1,000	1,391	1,918
14	450	675	1,000	1,430	2,025
15	423	655	1,000	1,470	2,138
16	398	635	1,000	1,511	2,257
17	374	616	1,000	1,553	2,383
18	352	598	1,000	1,596	2,516
19	331	580	1,000	1,641	2,656
20	311	563	1,000	1,686	2,804
21	292	546	1,000	1,733	2,961
22	275	530	1,000	1,782	3,126
23	259	514	1,000	1,831	3,300
24	243	499	1,000	1,882	3,484
25	229	484	1,000	1,935	3,678

A-3

APPENDIX B

Condensed Financial Information

The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Appreciation
1998	$10.000000	$10.037471	24.018000
1999	10.037471	11.023159	173,421.184779
2000	11.023159	10.815328	317,644.455466
2001	10.815328	9.671767	410,948.405236
2002	9.671767	7.943146	407,038.858535
2003	7.943146	9.492016	404,169.530371
2004	9.492016	9.833018	393,749.385959
2005	9.833018	10.122018	323,317.131990
2006	10.122018	11.628539	274,645.786514
Developing Leaders
1998	10.000000	10.417346	30.023000
1999	10.417346	12.409304	37,187.790687
2000	12.409304	14.151470	133,441.957476
2001	14.151470	13.101536	182,657.378695
2002	13.101536	10.448995	196,984.102755
2003	10.448995	13.572139	192,118.870349
2004	13.572139	14.903803	189,832.055133
2005	14.903803	15.551962	169,561.117304
2006	15.551962	15.917616	150,916.340311
Dreyfus Growth and Income
1998	10.000000	10.000000	10.000000
1999	10.000000	11.583531	41,962.890993
2000	11.583531	11.061794	140,155.840129
2001	11.061794	10.270179	172,147.015490
2002	10.270179	7.561775	173,033.024904
2003	7.561775	9.439379	174,052.703235
2004	9.439379	10.004047	160,003.361576
2005	10.004047	10.197001	146,531.884624
2006	10.197001	11.517059	124,083.967325

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Equity
1998	$10.000000	$10.000000	0.000000
1999	10.000000	15.535331	5,370.943878
2000	15.535331	12.882814	59,695.445970
2001	12.882814	8.995439	75,413.570244
2002	8.995439	7.456744	77,380.157236
2003	7.456744	10.509029	73,672.338147
2004	10.509029	12.912223	66,749.223084
2005	12.912223	14.613899	66,632.072803
2006	14.613899	17.774938	74,284.022741
Socially Responsible Growth(1)
2001	10.000000	10.007489	476.676000
2002	10.007489	6.993410	3,165.862030
2003	6.993410	8.673531	7,827.550112
2004	8.673531	9.061607	7,110.498386
2005	9.061607	9.236334	6,399.654550
2006	9.236334	9.925669	5,674.042918
Blue Chip
1998	10.000000	10.000000	0.000000
1999	10.000000	11.493125	168,478.748352
2000	11.493125	10.368373	328,469.024783
2001	10.368373	9.069651	382,493.328679
2002	9.069651	7.237797	375,881.429001
2003	7.237797	8.972591	334.431.917059
2004	8.972591	9.385771	328,711.154358
2005	9.385771	9.468226	307,240.588895
2006	9.468226	10.965944	277,856.504898
High Grade Bond
1998	10.000000	10.000000	0.000000
1999	10.000000	9.811321	39,060.113882
2000	9.811321	10.754179	63,029.681162
2001	10.754179	11.570812	116,452.409042
2002	11.570812	12.366811	145,219.209406
2003	12.366811	12.858737	148,448.756045
2004	12.858737	13.226099	153,401.702141
2005	13.226099	13.390231	153,521.725185
2006	13.390231	13.837576	149,940.140872
Managed(1)
2001	10.000000	10.073024	2,478.725306
2002	10.073024	9.755357	39,042.674460
2003	9.755357	11.807988	68,219.014510
2004	11.807988	12.644241	95,861.006313
2005	12.644241	13.035531	107,857.879001
2006	13.035531	14.398843	113,175.754824

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Money Market
1998	$10.000000	$10.010155	2,675.156157
1999	10.010155	10.323106	30,705.110011
2000	10.323106	10.783237	35,827.049130
2001	10.783237	11.010992	56,393.887568
2002	11.010992	10.985439	58,687.932385
2003	10.985439	10.890451	45,386.115696
2004	10.890451	10.819370	23,024.150271
2005	10.819370	10.937615	25,704.194335
2006	10.937615	11.265241	17,014.323876
Strategic Yield
1998	10.000000	10.000000	0.000000
1999	10.000000	9.838194	19,166.958767
2000	9.838194	9.998590	33,679.284997
2001	9.998590	10.770302	61,402.315327
2002	10.770302	11.201480	76,315.410431
2003	11.201480	12.369457	83,450.202269
2004	12.369457	13.289616	94,187.124252
2005	13.289616	13.534861	93,341.474701
2006	13.534861	14.255579	91,718.642761
Value Growth
1998	10.000000	10.137670	18.014000
1999	10.137670	9.355808	21,916.506039
2000	9.355808	10.772759	30,682.870776
2001	10.772759	11.365464	58,894.478368
2002	11.365464	10.039024	72,087.542116
2003	10.039024	12.939094	76,306.402309
2004	12.939094	14.232837	77,560.993967
2005	14.232837	14.937622	81,553.962934
2006	14.937622	16.511744	75,704.341276
Equity Income
1998	10.000000	10.000000	0.000000
1999	10.000000	10.390415	41,021.894274
2000	10.390415	11.654082	59,148.442406
2001	11.654082	11.660692	96,750.972301
2002	11.660692	9.990315	119,966.108231
2003	9.990315	12.365653	128,009.354873
2004	12.365653	14.014985	144,971.176381
2005	14.014985	14.364229	184,034.123447
2006	14.364229	16.855599	194,342.187076

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Stock
1998	10.000000	10.000000	0.000000
1999	10.000000	13.100697	12,483.719064
2000	13.100697	10.648447	40,508.420430
2001	10.648447	8.166973	46,127.940447
2002	8.166973	6.580261	44,385.615422
2003	6.580261	8.470449	45,602.242850
2004	8.470449	9.504173	42,243.856028
2005	9.504173	10.876978	55,945.803866
2006	10.876978	12.777689	53,238.561130
Mid-Cap Growth
1998	$10.000000	$10.444654	18.014000
1999	10.444654	12.591091	67,235.432249
2000	12.591091	13.511767	164,231.316566
2001	13.511767	13.201812	207,945.873197
2002	13.201812	10.252220	207,894.785732
2003	10.252220	13.994443	198,191.399313
2004	13.994443	16.334060	192,587.432388
2005	16.334060	18.484721	167,179.994756
2006	18.484721	19.441813	145,908.880336
New America Growth
1998	10.000000	10.420677	30.023000
1999	10.420677	11.525440	64,623.697111
2000	11.525440	10.218628	135,982.793167
2001	10.218628	8.882821	153,918.754510
2002	8.882821	6.278805	158,858.870843
2003	6.278805	8.366949	147,428.788037
2004	8.366949	9.149826	147,474.586386
2005	9.149826	9.427736	138,948.500164
2006	9.427736	9.980233	128,000.589434
Personal Strategy Balanced
1998	10.000000	10.000000	0.000000
1999	10.000000	10.603854	53,568.419363
2000	10.603854	11.066274	102,663.516754
2001	11.066274	10.649452	156,659.285518
2002	10.649452	9.682638	197,582.437869
2003	9.682638	11.918430	206,795.585395
2004	11.918430	13.258890	225,874.654456
2005	13.258890	13.917320	224,699.161753
2006	13.917320	15.353849	217,620.300096
VP Ultra(1)
2001	10.000000	10.253013	673.169916
2002	10.253013	7.814428	18,967.998849
2003	7.814428	9.626059	27,132.128317
2004	9.626059	10.506839	31,857.616103
2005	10.506839	10.586470	35,582.995439
2006	10.586470	10.098605	31,689.511001

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
VP Vista(1)
2001	10.000000	10.069107	620.403596
2002	10.069107	7.972835	8,399.501160
2003	7.972835	11.183830	18,303.213114
2004	11.183830	12.752744	24,817.479465
2005	12.752744	13.601267	30,210.442670
2006	13.601267	14.624030	31,725.330501
Contrafund(1)
2001	10.000000	10.326495	6,197.546339
2002	10.326495	9.231577	20,512.567698
2003	9.231577	11.696917	58,445.762141
2004	11.696917	13.321604	88,809.193552
2005	13.321604	15.364815	140,031.200201
2006	15.364815	16.930534	183,801.685528
Growth(1)
2001	$10.000000	$10.083898	5,398.731582
2002	10.083898	6.949450	29,213.857671
2003	6.949450	9.105467	42,214.345043
2004	9.105467	9.282819	52,032.049730
2005	9.282819	9.686095	50,303.367014
2006	9.686095	10.207707	43,522.268968
Fidelity Growth & Income(1)
2001	10.000000	9.919009	1,928.401314
2002	9.919009	8.156104	11,799.540898
2003	8.156104	9.956164	30,076.628903
2004	9.956164	10.387661	36,469.923079
2005	10.387661	11.027198	33,133.062329
2006	11.027198	12.309519	29,014.948752
High Income(1)
2001	10.000000	10.000000	0.000000
2002	10.000000	10.341068	1,453.140104
2003	10.341068	12.928311	4,044.148555
2004	12.928311	13.946380	8,018.782490
2005	13.946380	14.072529	7,533.864618
2006	14.072529	15.409815	7,247.817504
Index 500(1)
2001	10.000000	10.045247	7,214.987295
2002	10.045247	7.701449	49,298.130454
2003	7.701449	9.753435	108,627.584084
2004	9.753435	10.639930	117,118.198239
2005	10.639930	10.999758	129,956.113562
2006	10.999758	12.555814	133,583.564712

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
MidCap(1)
2001	10.000000	10.435314	1,689.154760
2002	10.435314	9.259562	16,658.239942
2003	9.259562	12.627159	27,774.360556
2004	12.627159	15.525209	36,811.028576
2005	15.525209	18.071930	60,998.205060
2006	18.071930	20.036606	78,774.687315
Overseas(1)
2001	10.000000	10.000000	0.000000
2002	10.000000	8.117795	6,735.881094
2003	8.117795	11.478474	15,387.962211
2004	11.478474	12.863958	16,026.841586
2005	12.863958	15.104205	15,985.277106
2006	15.104205	17.592416	16,926.017743
Global Real Estate Securities(2)
2003	10.000000	11.307985	855.451240
2004	11.307985	14.700867	7,867.518181
2005	14.700867	16.453786	12,991.601292
2006	16.453786	19.570943	21,328.902793
Small Mid-Cap Growth(1)
2001	$10.000000	$10.322794	29.479422
2002	10.322794	7.260159	11,391.580524
2003	7.260159	9.828015	21,497.865497
2004	9.828015	10.805122	30,180.044770
2005	10.805122	11.166911	31,582.945416
2006	11.166911	11.971860	32,744.381420
Small Cap Value Securities(1)
2001	10.000000	10.706055	203.224256
2002	10.706055	9.580438	8,906.531524
2003	9.580438	12.484986	23,973.669339
2004	12.484986	15.238233	22,541.608394
2005	15.238233	16.347124	29,663.307474
2006	16.347124	18.862636	37,702.741277
U.S. Government(1)
2001	10.000000	9.861717	889.254913
2002	9.861717	10.677015	19,701.370973
2003	10.677015	10.762875	41,766.340954
2004	10.762875	10.982961	52,306.809804
2005	10.982961	11.092315	45,302.641715
2006	11.092315	11.379321	57,390.831358

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Mutual Shares Securities(1)
2001	10.000000	10.113196	1,250.608551
2002	10.113196	8.794970	7,872.951470
2003	8.794970	10.855972	13,558.512331
2004	10.855972	12.058937	15,183.278963
2005	12.058937	13.148661	18,050.409389
2006	13.148661	15.352936	19,302.529154
Growth Securities(1)
2001	10.000000	9.879791	365.666644
2002	9.879791	7.941113	15,636.435358
2003	7.941113	10.348675	28,533.992154
2004	10.348675	11.841917	33,960.617928
2005	11.841917	12.714170	39,376.101531
2006	12.714170	15.276005	40,386.184949
Mid-Cap Value(1)
2001	10.000000	10.421702	33.461904
2002	10.421702	10.364177	13,915.573009
2003	10.364177	13.250973	24,032.800344
2004	13.250973	15.821646	33,131.874619
2005	15.821646	17.042284	36,196.136365
2006	17.042284	19.640124	36,116.047199
Small Company(1)
2001	10.000000	10.582331	305.070790
2002	10.582331	8.176589	5,993.317284
2003	8.176589	10.966570	17,159.600182
2004	10.966570	13.755358	25,757.951417
2005	13.755358	14.029893	22,656.168038
2006	14.029893	15.915354	25,815.943700
NASDAQ-100 Index(1)
2001	$10.000000	$9.622755	178.988245
2002	9.622755	5.929811	4,135.813319
2003	5.929811	8.693307	11,597.887186
2004	8.693307	9.436167	13,231.474638
2005	9.436167	9.428874	8,052.042252
2006	9.428874	9.919428	7,569.814889
Russell 2000 Small Cap Index(1)
2001	10.000000	10.802967	6,906.043624
2002	10.802967	8.410247	28,908.569485
2003	8.410247	12.129480	43,308.958403
2004	12.129480	14.080824	52,875.339013
2005	14.080824	14.445136	59,330.248802
2006	14.445136	16.756396	60,730.247819

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
S&P MidCap 400 Index(1)
2001	10.000000	10.502362	5,722.154526
2002	10.502362	8.788222	24,679.296688
2003	8.788222	11.679662	43,229.910231
2004	11.679662	13.334805	55,260.994910
2005	13.334805	14.723356	63,747.999187
2006	14.723356	15.933690	62,471.780799
VP Inflation Protection Bond(3)
2006	10.000000	10.000000	0.000000
VP Mid Cap Value(3)
2006	10.000000	10.000000	0.000000
VP Value(3)
2006	10.000000	10.000000	0.000000

(1)	Available October 1, 2001.

(2)	Available May 1, 2003.

(3)	Available May 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

EquiTrust Life Annuity Account II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

PROSPECTUS

May 1, 2007

EquiTrust Life Insurance Company (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Ultra® Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small Mid-Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

1

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

2

DEFINITIONS

Account: EquiTrust Life Annuity Account II.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Beneficiary: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): EquiTrust Life Insurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: An investment option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Home Office: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

3

Net Accumulated Value: The Accumulated Value less any applicable surrender charge.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 401(k), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Home Office.

4

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8.5%	6%
Transfer Processing Fee(2)	$ 25	$ 25

(1)  Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$ 45	$ 30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

5

The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.26%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Six Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century
VP Ultra® Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00	%(1)
VP VistaSM Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09	%(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66	%(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68	%(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60	%(3)
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10	%(4)
VIP Mid Cap Portfolio—Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93	%(3)

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Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88	%(3)
Franklin Templeton
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93	%(5)
Franklin Small Mid Cap Growth Securities Fund—Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02	%(5)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79	%(6)
Mutual Shares Securities Fund—Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund—Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03	%(6)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56	%(2)	0.00%	1.26%	0.00%	1.26	%(7)
JPMorgan Small Company Portfolio	0.60%	0.56	%(2)	0.00%	1.16%	0.00%	1.16	%(7)
Summit Pinnacle Series
Russell 2000 Small Cap Index Portfolio	0.35%	0.32	%(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400 Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
Personal Strategy Balanced Portfolio	0.90%	0.02	%(2)	0.00%	0.92%	0.02%	0.90	%(8)(9)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05	%(8)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2)  Other expenses include acquired Fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

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(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees.

(5)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(6)  The Fund administration fee is paid indirectly through the management fee.

(7)  Total expenses reflects a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, the total expenses for the Mid Cap Value Portfolio would be 1.00%.

(8)  Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(9)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88% waived.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$837	$1,256	$1,685	$3,138

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$745	$1,160	$1,585	$3,138

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3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$284	$871	$1,484	$3,138

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$728	$919	$1,110	$1,955

2.  If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$635	$819	$1,003	$1,955

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX B for accumulation unit information for each Subaccount.

SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 20 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive either the greater of:

•	premiums paid, or

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•	the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”)

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”). If your Contract was issued on or after May 1, 2004, you may not allocate premiums or transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•	The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

•	At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Death Benefit.  We will pay a death benefit if the Owner dies prior to the Retirement Date (see “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before the Retirement Date—Death of an Annuitant”).

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). We deduct this charge from the amount surrendered.

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Contract Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) If you subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you’ve taken. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge.  We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (This charge is guaranteed not to exceed $45.) We currently waive this charge:

•	on the Contract Date with an initial premium payment of $50,000 or greater, or

•	if your Accumulated Value is $50,000 or greater on your most recent Contract Anniversary. We may terminate this waiver at any time.

Transfer Processing Fee.  We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled “Annual Investment Option Operating Expenses” lists these fees.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum (see “PAYMENT OPTIONS”).

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

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THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EquiTrust Life Insurance Company

The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EquiTrust Life Annuity Account II

On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

Investment Options

There are currently 32 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is

13

made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

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EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also be extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

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Portfolio	Investment Objective(s) and Principal Investments
Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of Companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

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Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small Mid-Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      The Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

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Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid-Cap Growth Index.

          *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Contracts issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

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T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of

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another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) Your Contract Date will be the date the properly completed application is received at our Home Office. See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

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You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about you or your account to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

•

Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time will be allocated on the following Business Day.

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•

You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•

You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

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4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Home Office.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

•

The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year. We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•

We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”) If your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or you registered representative’s, can experience outages or

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slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include, requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by

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Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

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We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original written request at our Home Office.

Surrender.  You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a payment option, or

•	in a lump sum.

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Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Home Office. The options selected will remain in effect until we receive a written termination request from you at our Home Office.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

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•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•

Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of Written Notice at our Home Office.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

•

After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

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•	You may change the amount and frequency upon Written Notice to our Home Office.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

Death Benefit Before the Retirement Date

Death of Owner.  If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

The surviving Owners or new Owners are afforded the following options:

1.	If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

2.	If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

•	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner’s death, or

•

he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner’s death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If the Annuitant’s age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

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On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (a) the PEDB amount last calculated less any partial withdrawal reductions, or (b) the Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversay until the Contract Anniversary immediately prior to the oldest Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

If the Annuitant’s age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a) is the death benefit immediately prior to withdrawal;

(b) is the amount of the partial withdrawal (including applicable surrender charges); and

(c) is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s Death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

•	payments under the option begin within 1 year of the Annuitant’s death, and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

Other rules may apply to a Qualified Contract.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. If available in your state, you may only elect the rider at issue if you are age 65 or younger. A registered representative can provide information on the availability of this rider.) There is no charge for this rider.

If the Annuitant’s age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)	is the Accumulated Value; and

(b)	is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

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The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2008	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2028	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2028, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit After the Retirement Date

If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

Other rules may apply to a Qualified Contract.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum age required for the Annuitant to establish a Retirement Date. However, for Non-Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See “PAYMENT OPTIONS.”) If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at our Home Office at least 30 days before the current Retirement Date;

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•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than the Annuitant’s 70th birthday or any earlier date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you or your account to government regulators.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

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Inquiries

You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

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We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	6%
2	5
3	4
4	3
5	2
6	1
7 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Contract Anniversary without incurring a surrender charge (the “10% withdrawal privilege”). (Current Company practice allows a 10% free withdrawal during the first Contract Year. The Company may, at its sole discretion, discontinue this practice at any time.) Under the 10% withdrawal privilege, you

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may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you’ve taken during the Contract Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Home Office in order to activate this waiver.

Annual Administrative Charge

We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Contract Date with an initial premium payment of $50,000 or greater, or

•	if your Accumulated Value is $50,000 or greater on your most recent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the

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Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

The accumulation phase of your Contract ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds on the Retirement Date”). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates

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will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Payment Options

Option 1—Interest Income.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Term.  The proceeds are paid in equal installments for a fixed number of years.

Option 3—Life Income Option With Term Certain.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option 4—Income for Fixed Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint and Two-Thirds to Survivor Monthly Life Income.  The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

Option 6—Joint and One-Half to Surviving Spouse.  The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

Option 7—Joint and 100% to Survivor Monthly Life Income Option.  The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Alternate Payment Options.

The Company may make available alternative payment options.

Election of Payment Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant’s death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

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We will initiate an election, revocation or change of a payment option upon receipt of Written Notice at our Home Office.

We have provided a brief description of the available payment options above. The term “effective date” means the date as of which the proceeds are applied to a payment option. The term “payee” means a person who is entitled to receive payment under a payment option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the payment option chosen.

•	the payee’s age and sex.

•	the amount of proceeds applied to purchase the fixed annuity payments, and

•	the applicable annuity purchase rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

We reserve the right to refuse the election of a payment option and to make a lump sum payment to the payee if:

•	the total proceeds would be less than $2,000;

•	the amount of each payment would be less than $20; or

•	the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 5 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a payment option.

•	the payment option selected.

•	the age and sex of the Annuitant and

•	the assumed interest rate used in the variable payment option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

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An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Payment Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

•	refuse the election of a payment option if total proceeds are less than $5,000;

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•	refuse to make payments of less than $50 each; or

•	make payments at less frequent intervals if payments will be less than $50 each.

Variable Payment Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Payment Options—Surrenders.  Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This

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yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

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Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed

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in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity Contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year.

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However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

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•	if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

•	a transfer of ownership of a Contract,

•	the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

•	the selection of certain Retirement Dates, or

•	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

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Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than

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April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner’s (or plan participant’s) lifetime.

If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Please consult your tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover

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from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance of employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed

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in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into selling agreements with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small Mid-Cap Growth Securities Fund, Franklin Small Cap Value Securities, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the

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seventh and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent’s insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under “CHARGES AND DEDUCTIONS.”

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their supervisors), agent’s insurance and pension benefits, agency expense allowances, advertising expense and all other expenses of distributing the Contracts.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements such as loans and advances, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account the, ability of EquiTrust Marketing to perform its contract with the Account, or the ability of the Company to meet its obligations under the Contract.

50

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The audited balance sheets of the Company as of December 31, 2006 and 2005, and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the financial statement schedules, as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2006 and the related statements of operations and changes in net assets the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

51

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52

APPENDIX A

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.10%, 6.19%, 6.10%, and 12.00%. Net of all expenses, these constant returns are: (2.19)%, 0.91%, 4.00%, 6.91%, and 9.81%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.79% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental agreements and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and for the life contingent options, upon the life of the payee. See the Prospectus section titled “PAYMENT OPTIONS—Election of Payment Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Agreement and Contract are Based.  The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.10%, 6.19%, 9.10%, and 12.00%

•	Assumed Interest Rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “PAYMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “PAYMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied

•	the annuity payment option selected

•	the annuity purchase rates in the supplemental agreement on the effective date

•	the Assumed Interest Rate under the supplemental agreement on the effective date

•	the age of the payee

•	in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “PAYMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross –2.19% Net	3.10% Gross 0.91% Net	6.19% Gross 4.00% Net	9.10% Gross 6.91% Net	12.00% Gross 9.81% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	940	970	1,000	1,028	1,056
3	885	941	1,000	1,057	1,115
4	832	913	1,000	1,086	1,177
5	782	886	1,000	1,117	1,243
6	736	860	1,000	1,148	1,312
7	692	834	1,000	1,180	1,386
8	651	810	1,000	1,213	1,463
9	612	786	1,000	1,247	1,545
10	576	762	1,000	1,282	1,631
11	541	740	1,000	1,318	1,722
12	509	718	1,000	1,355	1,818
13	479	696	1,000	1,393	1,920
14	450	676	1,000	1,432	2,027
15	424	656	1,000	1,472	2,141
16	398	636	1,000	1,513	2,260
17	375	617	1,000	1,555	2,386
18	352	599	1,000	1,599	2,520
19	331	581	1,000	1,643	2,660
20	312	564	1,000	1,689	2,809
21	293	547	1,000	1,737	2,966
22	276	531	1,000	1,785	3,132
23	259	515	1,000	1,835	3,307
24	244	500	1,000	1,886	3,491
25	229	485	1,000	1,939	3,686

APPENDIX B

Condensed Financial Information

The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Appreciation
1998	$10.000000	$10.037471	24.018000
1999	10.037471	11.023159	173,421.184779
2000	11.023159	10.815328	317,644.455466
2001	10.815328	9.671767	410,948.405236
2002	9.671767	7.943146	407,038.858535
2003	7.943146	9.492016	404,169.530371
2004	9.492016	9.833018	393,749.385959
2005	9.833018	10.122018	323,317.131990
2006	10.122018	11.628539	274,645.786514
Developing Leaders
1998	10.000000	10.417346	30.023000
1999	10.417346	12.409304	37,187.790687
2000	12.409304	14.151470	133,441.957476
2001	14.151470	13.101536	182,657.378695
2002	13.101536	10.448995	196,984.102755
2003	10.448995	13.572139	192,118.870349
2004	13.572139	14.903803	189,832.055133
2005	14.903803	15.551962	169,561.117304
2006	15.551962	15.917616	150,916.340311
Dreyfus Growth and Income
1998	10.000000	10.000000	10.000000
1999	10.000000	11.583531	41,962.890993
2000	11.583531	11.061794	140,155.840129
2001	11.061794	10.370179	172,147.015490
2002	10.370179	7.561775	173,033.024904
2003	7.561775	9.439379	174,052.703235
2004	9.439379	10.004047	160,003.361576
2005	10.004047	10.197001	146,531.884624
2006	10.197001	11.517059	124,083.967325

B-1

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Equity
1998	$10.000000	$10.000000	0.000000
1999	10.000000	15.535331	5,370.943878
2000	15.535331	12.882814	59,695.445970
2001	12.882814	8.995439	75,413.570244
2002	8.995439	7.456744	77,380.157236
2003	7.456744	10.509029	73,672.338147
2004	10.509029	12.912223	66,749.223084
2005	12.912223	14.613899	66,632.072803
2006	14.613899	17.774938	74,284.022741
Blue Chip
1998	10.000000	10.000000	0.000000
1999	10.000000	11.493125	168,478.748352
2000	11.493125	10.368373	328,469.024783
2001	10.368373	9.069651	382,493.328679
2002	9.069651	7.237797	375,881.429001
2003	7.237797	8.972591	334,431.917059
2004	8.972591	9.385771	328,711.154358
2005	9.385771	9.468226	307,240.588895
2006	9.468226	10.965944	277,856.504898
High Grade Bond
1998	10.000000	10.000000	0.000000
1999	10.000000	9.811321	39,060.113882
2000	9.811321	10.754179	63,029.681162
2001	10.754179	11.570812	116,452.409042
2002	11.570812	12.366811	145,219.209406
2003	12.366811	12.858737	148,448.756045
2004	12.858737	13.226099	153,401.702141
2005	13.226099	13.390231	153,521.725185
2006	13.390231	13.837576	149,940.140872
Managed(1)
2001	10.000000	10.073024	2,478.725306
2002	10.073024	9.755357	39,042.674460
2003	9.755357	11.807988	68,219.014510
2004	11.807988	12.644241	95,861.006313
2005	12.644241	13.035531	107,857.879001
2006	13.035531	14.398843	113,175.754824

B-2

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Money Market
1998	$10.000000	$10.010155	2,675.156157
1999	10.010155	10.323106	30,705.110011
2000	10.323106	10.783237	35,827.049130
2001	10.783237	11.010992	56,393.887568
2002	11.010992	10.985439	58,687.932385
2003	10.985439	10.890451	45,386.115696
2004	10.890451	10.819370	23,024.150271
2005	10.819370	10.937615	25,704.194335
2006	10.937615	11.265241	17,014.323876
Strategic Yield
1998	10.000000	10.000000	0.000000
1999	10.000000	9.838194	19,166.958767
2000	9.838194	9.998590	33,679.284997
2001	9.998590	10.770302	61,402.315327
2002	10.770302	11.201480	76,315.410431
2003	11.201480	12.369457	83,450.202269
2004	12.369457	13.289616	94,187.124252
2005	13.289616	13.534861	93,341.474701
2006	13.534861	14.255579	91,718.642761
Value Growth
1998	10.000000	10.137670	18.014000
1999	10.137670	9.355808	21,916.506039
2000	9.355808	10.772759	30,682.870776
2001	10.772759	11.365464	58,894.478368
2002	11.365464	10.039024	72,087.542116
2003	10.039024	12.939094	76,306.402309
2004	12.939094	14.232837	77,560.993967
2005	14.232837	14.937622	81,553.962934
2006	14.937622	16.511744	75,704.341276
Equity Income
1998	10.000000	10.000000	0.000000
1999	10.000000	10.390415	41,021.894274
2000	10.390415	11.654082	59,148.442406
2001	11.654082	11.660692	96,750.972301
2002	11.660692	9.990315	119,966.108231
2003	9.990315	12.365653	128,009.354873
2004	12.365653	14.014985	144,971.176381
2005	14.014985	14.364229	184,034.123447
2006	14.364229	16.855599	194,342.187076

B-3

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Stock
1998	$10.000000	$10.000000	0.000000
1999	10.000000	13.100697	12,483.719064
2000	13.100697	10.648447	40,508.420430
2001	10.648447	8.166973	46,127.940447
2002	8.166973	6.580261	44,385.615422
2003	6.580261	8.470449	45,602.242850
2004	8.470449	9.504173	42,243.856028
2005	9.504173	10.876978	55,945.803866
2006	10.876978	12.777689	53,238.561130
Mid-Cap Growth
1998	10.000000	10.444654	18.014000
1999	10.444654	12.591091	67,235.432249
2000	12.591091	13.511767	164,231.316566
2001	13.511767	13.201812	207,945.873197
2002	13.201812	10.252220	207,894.785732
2003	10.252220	13.994443	198,191.399313
2004	13.994443	16.334060	192,587.432388
2005	16.334060	18.484721	167,179.994756
2006	18.484721	19.441813	145,908.880336
New America Growth
1998	10.000000	10.420677	30.023000
1999	10.420677	11.525440	64,623.697111
2000	11.525440	10.218628	135,982.793167
2001	10.218628	8.882821	153,918.754510
2002	8.882821	6.278805	158,858.870843
2003	6.278805	8.366949	147,428.788037
2004	8.366949	9.149826	147,474.586386
2005	9.149826	9.427736	138,948.500164
2006	9.427736	9.980233	128,000.589434
Personal Strategy Balanced
1998	10.000000	10.000000	0.000000
1999	10.000000	10.603854	53,568.419363
2000	10.603854	11.066274	102,663.516754
2001	11.066274	10.649452	156,659.285518
2002	10.649452	9.682638	197,581.437869
2003	9.682638	11.918430	206,795.585395
2004	11.918430	13.258890	225,874.654456
2005	13.258890	13.917320	224,699.161753
2006	13.917320	15.353849	217,620.300096

B-4

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
VP Ultra(1)
2001	$10.000000	$10.253013	673.169916
2002	10.253013	7.814428	18,967.998849
2003	7.814428	9.626059	27,132.128317
2004	9.626059	10.506839	31,857.616103
2005	10.506839	10.586470	35,582.995439
2006	10.586470	10.098605	31,689.511001
VP Vista(1)
2001	10.000000	10.069107	620.403596
2002	10.069107	7.972835	8,399.501160
2003	7.972835	11.183830	18,303.213114
2004	11.183830	12.752744	24,817.479465
2005	12.752744	13.601267	30,210.442670
2006	13.601267	14.624030	31,725.330501
Contrafund(1)
2001	10.000000	10.326495	6,197.546339
2002	10.326495	9.231577	20,512.567698
2003	9.231577	11.696917	58,445.762141
2004	11.696917	13.321604	88,809.193552
2005	13.321604	15.364815	140,031.200201
2006	15.364815	16.930534	183,801.685528
Growth(1)
2001	10.000000	10.083898	5,398.731582
2002	10.083898	6.949450	29,213.857671
2003	6.949450	9.105467	42,214.345043
2004	9.105467	9.282819	52,032.049730
2005	9.282819	9.686095	50,303.367014
2006	9.686095	10.207707	43,522.268968
Growth & Income(1)
2001	10.000000	9.919009	1,928.401314
2002	9.919009	8.156104	11,799.540898
2003	8.156104	9.956164	30,076.628903
2004	9.956164	10.387661	36,469.923079
2005	10.387661	11.027198	33,133.062329
2006	11.027198	12.309519	29,014.948752
Index 500(1)
2001	10.000000	10.045247	7,214.987295
2002	10.045247	7.701449	49,298.130454
2003	7.701449	9.753435	108,627.584084
2004	9.753435	10.639930	117,118.198239
2005	10.639930	10.999758	129,956.113562
2006	10.999758	12.555814	133,583.564712

B-5

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
MidCap(1)
2001	$10.000000	$10.435314	1,689.154760
2002	10.435314	9.259562	16,658.239942
2003	9.259562	12.627159	27,774.360556
2004	12.627159	15.525209	36,811.028576
2005	15.525209	18.071930	60,998.205060
2006	18.071930	20.036606	78,774.687315
Overseas(1)
2001	10.000000	10.000000	0.000000
2002	10.000000	8.117795	6,735.881094
2003	8.117795	11.478474	15,387.962211
2004	11.478474	12.863958	16,026.841586
2005	12.863958	15.104205	15,985.277106
2006	15.104205	17.592416	16,926.017743
Small Mid-Cap Growth(1)
2001	10.000000	10.322794	29.479422
2002	10.322794	7.260159	11,391.580524
2003	7.260159	9.828015	21,497.865497
2004	9.828015	10.805122	30,180.044770
2005	10.805122	11.166911	31,582.945416
2006	11.166911	11.971860	32,744.381420
Small Cap Value Securities(1)
2001	10.000000	10.706055	203.224256
2002	10.706055	9.580438	8,906.531524
2003	9.580438	12.484986	23,973.669339
2004	12.484986	15.238233	22,541.608394
2005	15.238233	16.347124	29,663.307474
2006	16.347124	18.862636	37,702.741277
U.S. Government(1)
2001	10.000000	9.861717	889.254913
2002	9.861717	10.677015	19,701.370973
2003	10.677015	10.762875	41,766.340954
2004	10.762875	10.982961	52,306.809804
2005	10.982961	11.092315	45,302.641715
2006	11.092315	11.379321	57,390.831358
Mutual Shares Securities(1)
2001	10.000000	10.113196	1,250.608551
2002	10.113196	8.794970	7,872.951470
2003	8.794970	10.855972	13,558.512331
2004	10.855972	12.058937	15,183.278963
2005	12.058937	13.148661	18,050.409389
2006	13.148661	15.352936	19,302.529154

B-6

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Growth Securities(1)
2001	$10.000000	$9.879791	365.666644
2002	9.879791	7.941113	15,636.435358
2003	7.941113	10.348675	28,533.992154
2004	10.348675	11.841917	33,960.617928
2005	11.841917	12.714170	39,376.101531
2006	12.714170	15.276005	40,386.184949
Mid-Cap Value(1)
2001	10.000000	10.421702	33.461904
2002	10.421702	10.364177	13,915.573009
2003	10.364177	13.250973	24,032.800344
2004	13.250973	15.821646	33,131.874619
2005	15.821646	17.042284	36,196.136365
2006	17.042284	19.640124	36,116.047199
Small Company(1)
2001	10.000000	10.582331	305.070790
2002	10.582331	8.176589	5,993.317284
2003	8.176589	10.966570	17,159.600182
2004	10.966570	13.755358	25,757.951417
2005	13.755358	14.029893	22,656.168038
2006	14.029893	15.915354	25,815.943700
Russell 2000 Small Cap Index(1)
2001	10.000000	10.802967	6,906.043624
2002	10.802967	8.410247	28,908.569485
2003	8.410247	12.129480	43,308.958403
2004	12.129480	14.080824	52,875.339013
2005	14.080824	14.445136	59,330.248802
2006	14.445136	16.756396	60,730.247819
S&P MidCap 400 Index(1)
2001	10.000000	10.502362	5,722.154526
2002	10.502362	8.788222	24,679.296688
2003	8.788222	11.679662	43,229.910231
2004	11.679662	13.334805	55,260.994910
2005	13.334805	14.723356	63,747.999187
2006	14.723356	15.933690	62,471.780799

(1)	Available October 1, 2001.

B-7

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

EQUITRUST LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

888-349-4656

EQUITRUST LIFE ANNUITY ACCOUNT II

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by EquiTrust Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address shown above or calling us at the phone number shown above.

May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2006, Iowa Farm Bureau Federation owned shares of various classes representing 64.20% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of Farm Bureau Life Insurance Company voting shares.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Nonparticipation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account and

•	charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•	the annual administrative charge and

•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $40 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) x (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield is calculated according to the SEC prescribed formulas set forth below:

Yield	=	2 x ((((NI – ES)/(U x UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance.  Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We may apply an annual administrative charge of $40 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (For Contracts issued prior to May 1, 2006, the annual administrative charge is $30). (This charge is guaranteed not to exceed $45.) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

EquiTrust Marketing may sell the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amount disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Contracts in the following amounts during the periods indicated.

Fiscal Year	Aggregate Amount of Commissions Paid to EquiTrust Marketing*	Aggregate Amount of Commissions Retained by EquiTrust Marketing After Payments to its Registered Representatives
2006	$159,742	$25,127
2005	$183,715	$24,427
2004	$224,708	$37,893

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Contracts.

LEGAL MATTERS

All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements and the balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309 as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Annuity Account II (the Account), comprising the Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Annuity Account II at December 31, 2006, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 12, 2007

EquiTrust Life Annuity Account II

Statements of Assets and Liabilities

December 31, 2006

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*					Dreyfus Socially Responsible Growth Fund, Inc.*
	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount
Assets
Investments in shares of mutual funds, at market	$320,020	$463,952	$3,193,729	$2,402,228	$2,242,221	$1,429,082	$1,320,394	$56,319
Receivable from EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	324	9,910	2,401	2,006	1,600	1,002	169	62

Total Assets	320,344	473,862	3,196,130	2,404,234	2,243,821	1,430,084	1,320,563	56,381

Liabilities
Payable to EquiTrust Life Insurance Company	324	9,910	2,401	2,006	1,600	1,002	169	62
Payable for investments purchased	—	—	—	—	—	—	—	—

Total Liabilities	324	9,910	2,401	2,006	1,600	1,002	169	62

Net assets	$320,020	$463,952	$3,193,729	$2,402,228	$2,242,221	$1,429,082	$1,320,394	$56,319

Net assets
Accumulation units	$320,020	$463,952	$3,193,729	$2,402,228	$2,242,221	$1,429,082	$1,320,394	$56,319

Total net assets	$320,020	$463,952	$3,193,729	$2,402,228	$2,242,221	$1,429,082	$1,320,394	$56,319

Investments in shares of mutual funds, at cost	$278,959	$379,600	$2,574,665	$2,082,766	$1,810,008	$1,169,143	$833,853	$43,357
Shares of mutual funds owned	31,874.49	29,476.00	75,058.27	57,155.09	87,792.51	57,647.54	65,756.67	1,995.70

Accumulation units outstanding	31,689.51	31,725.33	274,645.79	150,916.34	213,159.49	124,083.97	74,284.02	5,674.04
Accumulation unit value	$10.10	$14.62	$11.63	$15.92	$10.52	$11.52	$17.77	$9.93

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Assets and Liabilities (continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount
Assets
Investments in shares of mutual funds, at market	$3,046,959	$2,074,808	$1,629,600	$191,670	$1,307,502	$1,250,011	$3,111,861	$444,263
Receivable from EquiTrust Life Insurance Company	—	2,088	—	—	—	—	—	—
Receivable for investments sold	1,241	—	1,309	242	1,208	402	32,627	361

Total Assets	3,048,200	2,076,896	1,630,909	191,912	1,308,710	1,250,413	3,144,488	444,624

Liabilities
Payable to EquiTrust Life Insurance Company	1,241	—	1,309	242	1,208	402	32,627	361
Payable for investments purchased	—	2,088	—	—	—	—	—	—

Total Liabilities	1,241	2,088	1,309	242	1,208	402	32,627	361

Net assets	$3,046,959	$2,074,808	$1,629,600	$191,670	$1,307,502	$1,250,011	$3,111,861	$444,263

Net assets
Accumulation units	$3,046,959	$2,074,808	$1,629,600	$191,670	$1,307,502	$1,250,011	$3,111,861	$444,263

Total net assets	$3,046,959	$2,074,808	$1,629,600	$191,670	$1,307,502	$1,250,011	$3,111,861	$444,263

Investments in shares of mutual funds, at cost	$2,535,177	$2,107,455	$1,442,034	$191,670	$1,284,635	$922,308	$2,784,408	$352,758
Shares of mutual funds owned	75,029.77	205,020.57	99,852.93	191,670.46	142,274.47	82,837.02	98,883.40	12,385.35

Accumulation units outstanding	277,856.50	149,940.14	113,175.75	17,014.32	91,718.64	75,704.34	183,801.69	43,522.27
Accumulation unit value	$10.97	$13.84	$14.40	$11.27	$14.26	$16.51	$16.93	$10.21

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Assets and Liabilities (continued)

	Fidelity Variable Insurance Products Funds*					Franklin Templeton Variable Insurance Products Trust*
	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount
Assets
Investments in shares of mutual funds, at market	$357,160	$111,688	$1,677,250	$1,578,377	$297,770	$417,427	$711,173	$392,011
Receivable from EquiTrust Life Insurance Company	—	—	1,872	—	—	—	—	—
Receivable for investments sold	15,342	123	—	1,271	251	474	5,635	335

Total Assets	372,502	111,811	1,679,122	1,579,648	298,021	417,901	716,808	392,346

Liabilities
Payable to EquiTrust Life Insurance Company	15,342	123	—	1,271	251	474	5,635	335
Payable for investments purchased	—	—	1,872	—	—	—	—	—

Total Liabilities	15,342	123	1,872	1,271	251	474	5,635	335

Net assets	$357,160	$111,688	$1,677,250	$1,578,377	$297,770	$417,427	$711,173	$392,011

Net assets
Accumulation units	$357,160	$111,688	$1,677,250	$1,578,377	$297,770	$417,427	$711,173	$392,011

Total net assets	$357,160	$111,688	$1,677,250	$1,578,377	$297,770	$417,427	$711,173	$392,011

Investments in shares of mutual funds, at cost	$299,022	$115,246	$1,335,567	$1,391,747	$199,511	$371,643	$560,360	$316,991
Shares of mutual funds owned	22,156.33	17,870.01	10,394.46	46,084.01	12,422.59	12,036.53	37,848.49	17,714.01

Accumulation units outstanding	29,014.95	7,247.82	133,583.56	78,774.69	16,926.02	21,328.90	37,702.74	32,744.38
Accumulation unit value	$12.31	$15.41	$12.56	$20.04	$17.59	$19.57	$18.86	$11.97

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Assets and Liabilities (continued)

	Franklin Templeton Variable Insurance Products Trust*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at market	$653,069	$296,350	$616,940	$709,324	$410,870	$75,088	$1,017,620	$995,406
Receivable from EquiTrust Life Insurance Company	1,582	—	—	—	—	—	3,189	3,142
Receivable for investments sold	—	20,704	21,404	78	389	14	—	—

Total Assets	654,651	317,054	638,344	709,402	411,259	75,102	1,020,809	998,548

Liabilities
Payable to EquiTrust Life Insurance Company	—	20,704	21,404	78	389	14	—	—
Payable for investments purchased	1,582	—	—	—	—	—	3,189	3,142

Total Liabilities	1,582	20,704	21,404	78	389	14	3,189	3,142

Net assets	$653,069	$296,350	$616,940	$709,324	$410,870	$75,088	$1,017,620	$995,406

Net assets
Accumulation units	$653,069	$296,350	$616,940	$709,324	$410,870	$75,088	$1,017,620	$995,406

Total net assets	$653,069	$296,350	$616,940	$709,324	$410,870	$75,088	$1,017,620	$995,406

Investments in shares of mutual funds, at cost	$661,654	$218,410	$471,126	$548,327	$372,711	$64,116	$825,702	$851,543
Shares of mutual funds owned	52,162.04	14,477.31	38,728.16	22,475.40	23,056.67	3,068.58	13,716.41	14,378.25

Accumulation units outstanding	57,390.83	19,302.53	40,386.18	36,116.05	25,815.94	7,569.81	60,730.25	62,471.78
Accumulation unit value	$11.38	$15.35	$15.28	$19.64	$15.92	$9.92	$16.76	$15.93

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Assets and Liabilities (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$3,275,754	$2,836,733	$1,277,476	$3,341,309	$680,266
Receivable from EquiTrust Life Insurance Company	1,354	524	—	1,037	—
Receivable for investments sold	—	—	633	—	702

Total Assets	3,277,108	2,837,257	1,278,109	3,342,346	680,968

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	633	—	702
Payable for investments purchased	1,354	524	—	1,037	—

Total Liabilities	1,354	524	633	1,037	702

Net assets	$3,275,754	$2,836,733	$1,277,476	$3,341,309	$680,266

Net assets
Accumulation units	$3,275,754	$2,836,733	$1,277,476	$3,341,309	$680,266

Total net assets	$3,275,754	$2,836,733	$1,277,476	$3,341,309	$680,266

Investments in shares of mutual funds, at cost	$2,730,360	$2,308,342	$1,050,003	$2,651,432	$473,096
Shares of mutual funds owned	131,874.15	118,791.17	59,362.25	170,736.29	37,855.64

Accumulation units outstanding	194,342.19	145,908.88	128,000.59	217,620.30	53,238.56
Accumulation unit value	$16.86	$19.44	$9.98	$15.35	$12.78

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Operations

Year Ended December 31, 2006

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*					Dreyfus Socially Responsible Growth Fund, Inc.*
	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount
Income:
Dividends	$—	$—	$50,137	$10,273	$18,687	$10,910	$8,421	$—
Expenses:
Mortality and expense risk	(4,666)	(6,205)	(43,534)	(34,950)	(30,274)	(19,455)	(15,768)	(796)

Net investment income (loss)	(4,666)	(6,205)	6,603	(24,677)	(11,587)	(8,545)	(7,347)	(796)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4,739	26,835	(33,666)	24,465	(61,312)	(26,722)	18,888	2,099
Realized gain distributions	—	1,472	—	212,443	—	—	—	—

Total realized gain (loss) on investments	4,739	28,307	(33,666)	236,908	(61,312)	(26,722)	18,888	2,099

Change in unrealized appreciation/depreciation of investments	(17,097)	10,117	462,637	(159,815)	364,354	209,973	209,803	2,409

Net increase (decrease) in net assets from operations	$(17,024)	$32,219	$435,574	$52,416	$291,455	$174,706	$221,344	$3,712

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Operations (continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount
Income:
Dividends	$57,569	$103,743	$33,023	$10,115	$76,539	$16,889	$35,517	$1,902
Expenses:
Mortality and expense risk	(40,631)	(28,379)	(20,905)	(3,253)	(17,589)	(17,021)	(37,521)	(6,305)

Net investment income (loss)	16,938	75,364	12,118	6,862	58,950	(132)	(2,004)	(4,403)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(67,257)	(3,349)	33,659	—	1,752	63,661	110,864	33,164
Realized gain distributions	—	—	77,551	—	—	—	243,191	—

Total realized gain (loss) on investments	(67,257)	(3,349)	111,210	—	1,752	63,661	354,055	33,164

Change in unrealized appreciation/depreciation of investments	482,107	(4,132)	28,251	—	5,826	60,732	(87,555)	(5,643)

Net increase (decrease) in net assets from operations	$431,788	$67,883	$151,579	$6,862	$66,528	$124,261	$264,496	$23,118

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Operations (continued)

	Fidelity Variable Insurance Products Funds*					Franklin Templeton Variable Insurance Products Trust*
	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount
Income:
Dividends	$3,348	$8,274	$25,628	$2,207	$2,299	$6,767	$3,835	$—
Expenses:
Mortality and expense risk	(4,953)	(1,482)	(21,206)	(19,505)	(3,693)	(4,496)	(8,367)	(5,172)

Net investment income (loss)	(1,605)	6,792	4,422	(17,298)	(1,394)	2,271	(4,532)	(5,172)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	20,417	(735)	95,335	90,120	35,597	6,813	24,858	30,365
Realized gain distributions	9,355	—	—	147,146	1,598	26,281	21,458	—

Total realized gain (loss) on investments	29,772	(735)	95,335	237,266	37,195	33,094	46,316	30,365

Change in unrealized appreciation/depreciation of investments	12,607	3,698	104,729	(92,587)	4,675	21,397	39,486	1,401

Net increase (decrease) in net assets from operations	$40,774	$9,755	$204,486	$127,381	$40,476	$56,762	$81,270	$26,594

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Operations (continued)

	Franklin Templeton Variable Insurance Products Trust*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$24,642	$3,428	$6,941	$3,841	$—	$91	$6,062	$8,484
Expenses:
Mortality and expense risk	(7,953)	(3,789)	(7,467)	(9,007)	(5,205)	(980)	(13,146)	(14,214)

Net investment income (loss)	16,689	(361)	(526)	(5,166)	(5,205)	(889)	(7,084)	(5,730)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(5,236)	12,394	43,506	45,587	26,993	2,263	80,229	87,771
Realized gain distributions	—	8,731	19,338	15,521	10,135	—	29,910	37,026

Total realized gain (loss) on investments	(5,236)	21,125	62,844	61,108	37,128	2,263	110,139	124,797
Change in unrealized appreciation/depreciation of investments	5,365	22,956	39,481	37,893	14,936	2,381	31,774	(43,395)

Net increase (decrease) in net assets from operations	$16,818	$43,720	$101,799	$93,835	$46,859	$3,755	$134,829	$75,672

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Operations (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$46,286	$—	$586	$66,842	$7,464
Expenses:
Mortality and expense risk	(40,030)	(41,373)	(17,611)	(44,176)	(8,628)

Net investment income (loss)	6,256	(41,373)	(17,025)	22,666	(1,164)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	39,251	151,571	(26,291)	74,300	8,084
Realized gain distributions	85,352	350,767	16,411	97,797	2,239

Total realized gain (loss) on investments	124,603	502,338	(9,880)	172,097	10,323

Change in unrealized appreciation/depreciation of investments	341,850	(316,362)	96,865	120,643	93,255

Net increase (decrease) in net assets from operations	$472,709	$144,603	$69,960	$315,406	$102,414

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*				Dreyfus Variable Investment Fund*
	Ultra Subaccount		Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,666)	$(4,931)	$(6,205)	$(5,267)	$6,603	$(50,320)	$(24,677)	$(37,012)
Net realized gain (loss) on investments	4,739	1,763	28,307	25,254	(33,666)	(59,882)	236,908	30,096
Change in unrealized appreciation/depreciation of investments	(17,097)	8,411	10,117	5,912	462,637	220,365	(159,815)	112,344

Net increase (decrease) in net assets from operations	(17,024)	5,243	32,219	25,899	435,574	110,163	52,416	105,428

Contract transactions:
Transfers of net premiums	15,136	43,094	37,961	68,000	97,276	99,252	66,174	129,420
Transfers of surrenders and death benefits	(29,472)	(16,785)	(44,136)	(18,101)	(374,792)	(258,949)	(227,703)	(257,489)
Transfers of administrative and other charges	(483)	(488)	(470)	(398)	(6,151)	(7,474)	(5,337)	(6,131)
Transfers between subaccounts, including Declared Interest Option account	(24,835)	10,911	27,478	19,009	(230,800)	(542,115)	(120,330)	(163,440)

Net increase (decrease) in net assets from contract transactions	(39,654)	36,732	20,833	68,510	(514,467)	(709,286)	(287,196)	(297,640)

Total increase (decrease) in net assets	(56,678)	41,975	53,052	94,409	(78,893)	(599,123)	(234,780)	(192,212)

Net assets at beginning of period	376,698	334,723	410,900	316,491	3,272,622	3,871,745	2,637,008	2,829,220

Net assets at end of period	$320,020	$376,698	$463,952	$410,900	$3,193,729	$3,272,622	$2,402,228	$2,637,008

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*						Dreyfus Socially Responsible Growth Fund, Inc.*
	Disciplined Stock Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Socially Responsible Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,587)	$(31,093)	$(8,545)	$(657)	$(7,347)	$(8,700)	$(796)	$(879)
Net realized gain (loss) on investments	(61,312)	(86,287)	(26,722)	(43,528)	18,888	(3,882)	2,099	2,440
Change in unrealized appreciation/depreciation of investments	364,354	221,593	209,973	70,647	209,803	125,820	2,409	(442)

Net increase (decrease) in net assets from operations	291,455	104,213	174,706	26,462	221,344	113,238	3,712	1,119

Contract transactions:
Transfers of net premiums	61,349	88,973	53,870	36,844	92,746	36,287	728	873
Transfers of surrenders and death benefits	(247,868)	(194,650)	(229,744)	(121,976)	(64,454)	(59,300)	(190)	(10,465)
Transfers of administrative and other charges	(4,933)	(5,530)	(2,784)	(3,404)	(2,336)	(2,171)	(110)	(113)
Transfers between subaccounts, including Declared Interest Option account	(98,842)	(87,256)	(61,152)	(44,421)	99,340	23,819	(6,930)	3,262

Net increase (decrease) in net assets from contract transactions	(290,294)	(198,463)	(239,810)	(132,957)	125,296	(1,365)	(6,502)	(6,443)

Total increase (decrease) in net assets	1,161	(94,250)	(65,104)	(106,495)	346,640	111,873	(2,790)	(5,324)

Net assets at beginning of period	2,241,060	2,335,310	1,494,186	1,600,681	973,754	861,881	59,109	64,433

Net assets at end of period	$2,242,221	$2,241,060	$1,429,082	$1,494,186	$1,320,394	$973,754	$56,319	$59,109

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
	Blue Chip Subaccount		High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,938	$17,942	$75,364	$65,157	$12,118	$3,224	$6,862	$2,834
Net realized gain (loss) on investments	(67,257)	(82,878)	(3,349)	7,659	111,210	51,112	—	—
Change in unrealized appreciation/depreciation of investments	482,107	87,545	(4,132)	(48,061)	28,251	(13,226)	—	—

Net increase (decrease) in net assets from operations	431,788	22,609	67,883	24,755	151,579	41,110	6,862	2,834

Contract transactions:
Transfers of net premiums	113,955	135,433	153,725	133,367	68,315	186,505	673,144	493,554
Transfers of surrenders and death benefits	(333,052)	(209,931)	(273,734)	(173,609)	(71,587)	(130,373)	(15,043)	(17,662)
Transfers of administrative and other charges	(6,107)	(7,185)	(2,936)	(3,341)	(1,166)	(1,139)	(193)	(339)
Transfers between subaccounts, including Declared Interest Option account	(68,648)	(117,111)	74,179	45,613	76,474	97,792	(754,243)	(446,351)

Net increase (decrease) in net assets from contract transactions	(293,852)	(198,794)	(48,766)	2,030	72,036	152,785	(96,335)	29,202

Total increase (decrease) in net assets	137,936	(176,185)	19,117	26,785	223,615	193,895	(89,473)	32,036

Net assets at beginning of period	2,909,023	3,085,208	2,055,691	2,028,906	1,405,985	1,212,090	281,143	249,107

Net assets at end of period	$3,046,959	$2,909,023	$2,074,808	$2,055,691	$1,629,600	$1,405,985	$191,670	$281,143

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*				Fidelity Variable Insurance Products Funds*
	Strategic Yield Subaccount		Value Growth Subaccount		Contrafund Subaccount		Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$58,950	$54,546	$(132)	$(3,715)	$(2,004)	$(19,073)	$(4,403)	$(4,162)
Net realized gain (loss) on investments	1,752	840	63,661	25,617	354,055	96,839	33,164	205
Change in unrealized appreciation/depreciation of investments	5,826	(31,829)	60,732	37,149	(87,555)	180,579	(5,643)	22,926

Net increase (decrease) in net assets from operations	66,528	23,557	124,261	59,051	264,496	258,345	23,118	18,969

Contract transactions:
Transfers of net premiums	78,722	88,765	74,648	61,881	192,713	309,540	34,695	23,253
Transfers of surrenders and death benefits	(101,403)	(90,299)	(150,216)	(49,148)	(113,169)	(43,728)	(53,498)	(20,610)
Transfers of administrative and other charges	(1,626)	(1,761)	(1,967)	(2,131)	(2,022)	(1,344)	(528)	(546)
Transfers between subaccounts, including Declared Interest Option account	1,917	(8,609)	(14,937)	44,656	618,290	445,659	(46,767)	(16,827)

Net increase (decrease) in net assets from contract transactions	(22,390)	(11,904)	(92,472)	55,258	695,812	710,127	(66,098)	(14,730)

Total increase (decrease) in net assets	44,138	11,653	31,789	114,309	960,308	968,472	(42,980)	4,239

Net assets at beginning of period	1,263,364	1,251,711	1,218,222	1,103,913	2,151,553	1,183,081	487,243	483,004

Net assets at end of period	$1,307,502	$1,263,364	$1,250,011	$1,218,222	$3,111,861	$2,151,553	$444,263	$487,243

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	Fidelity Growth & Income Subaccount		High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,605)	$337	$6,792	$15,117	$4,422	$3,598	$(17,298)	$(11,634)
Net realized gain (loss) on investments	29,772	15,753	(735)	879	95,335	29,993	237,266	43,695
Change in unrealized appreciation/depreciation of investments	12,607	4,526	3,698	(15,270)	104,729	11,334	(92,587)	106,250

Net increase (decrease) in net assets from operations	40,774	20,616	9,755	726	204,486	44,925	127,381	138,311

Contract transactions:
Transfers of net premiums	12,655	19,556	4,145	16,632	102,729	82,924	75,993	232,535
Transfers of surrenders and death benefits	(41,131)	(23,840)	(8,821)	(24,773)	(152,605)	(89,350)	(70,525)	(56,460)
Transfers of administrative and other charges	(534)	(622)	(127)	(117)	(1,479)	(1,577)	(1,339)	(1,031)
Transfers between subaccounts, including Declared Interest Option account	(19,969)	(29,182)	715	1,720	94,633	146,435	344,512	217,501

Net increase (decrease) in net assets from contract transactions	(48,979)	(34,088)	(4,088)	(6,538)	43,278	138,432	348,641	392,545

Total increase (decrease) in net assets	(8,205)	(13,472)	5,667	(5,812)	247,764	183,357	476,022	530,856

Net assets at beginning of period	365,365	378,837	106,021	111,833	1,429,486	1,246,129	1,102,355	571,499

Net assets at end of period	$357,160	$365,365	$111,688	$106,021	$1,677,250	$1,429,486	$1,578,377	$1,102,355

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*		Franklin Templeton Variable Insurance Products Trust*
	Overseas Subaccount		Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,394)	$(1,553)	$2,271	$(48)	$(4,532)	$(2,609)	$(5,172)	$(4,640)
Net realized gain (loss) on investments	37,195	6,993	33,094	13,358	46,316	27,792	30,365	6,991
Change in unrealized appreciation/depreciation of investments	4,675	30,015	21,397	4,153	39,486	10,463	1,401	9,895

Net increase (decrease) in net assets from operations	40,476	35,455	56,762	17,463	81,270	35,646	26,594	12,246

Contract transactions:
Transfers of net premiums	12,760	1,940	47,039	35,338	38,722	93,824	47,996	23,747
Transfers of surrenders and death benefits	(19,085)	(10,518)	(4,475)	(4,819)	(16,645)	(20,588)	(19,771)	(20,829)
Transfers of administrative and other charges	(246)	(203)	(317)	(110)	(560)	(426)	(497)	(486)
Transfers between subaccounts, including Declared Interest Option account	22,420	8,602	104,657	50,230	123,476	32,960	(14,995)	11,907

Net increase (decrease) in net assets from contract transactions	15,849	(179)	146,904	80,639	144,993	105,770	12,733	14,339

Total increase (decrease) in net assets	56,325	35,276	203,666	98,102	226,263	141,416	39,327	26,585

Net assets at beginning of period	241,445	206,169	213,761	115,659	484,910	343,494	352,684	326,099

Net assets at end of period	$297,770	$241,445	$417,427	$213,761	$711,173	$484,910	$392,011	$352,684

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,689	$14,101	$(361)	$(1,014)	$(526)	$(1,179)	$(5,166)	$(7,181)
Net realized gain (loss) on investments	(5,236)	(9,287)	21,125	2,779	62,844	9,482	61,108	55,105
Change in unrealized appreciation/depreciation of investments	5,365	258	22,956	18,098	39,481	25,042	37,893	(3,846)

Net increase (decrease) in net assets from operations	16,818	5,072	43,720	19,863	101,799	33,345	93,835	44,078

Contract transactions:
Transfers of net premiums	89,962	56,303	22,417	12,613	28,962	39,365	46,972	84,125
Transfers of surrenders and death benefits	(31,908)	(77,832)	(21,624)	(9,655)	(57,087)	(19,255)	(28,224)	(32,662)
Transfers of administrative and other charges	(707)	(748)	(332)	(277)	(601)	(523)	(676)	(769)
Transfers between subaccounts, including Declared Interest Option account	76,393	(54,768)	14,830	31,701	43,233	45,543	(19,448)	(2,108)

Net increase (decrease) in net assets from contract transactions	133,740	(77,045)	15,291	34,382	14,507	65,130	(1,376)	48,586

Total increase (decrease) in net assets	150,558	(71,973)	59,011	54,245	116,306	98,475	92,459	92,664

Net assets at beginning of period	502,511	574,484	237,339	183,094	500,634	402,159	616,865	524,201

Net assets at end of period	$653,069	$502,511	$296,350	$237,339	$616,940	$500,634	$709,324	$616,865

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Small Company Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,205)	$(4,262)	$(889)	$(646)	$(7,084)	$(6,525)	$(5,730)	$(6,660)
Net realized gain (loss) on investments	37,128	78,058	2,263	13,199	110,139	49,557	124,797	52,442
Change in unrealized appreciation/depreciation of investments	14,936	(69,478)	2,381	(15,156)	31,774	(28,805)	(43,395)	28,545

Net increase (decrease) in net assets from operations	46,859	4,318	3,755	(2,603)	134,829	14,227	75,672	74,327

Contract transactions:
Transfers of net premiums	41,671	38,054	4,095	5,483	32,441	25,403	36,722	34,793
Transfers of surrenders and death benefits	(43,806)	(26,990)	(5,953)	(8,234)	(44,304)	(9,408)	(18,452)	(18,193)
Transfers of administrative and other charges	(232)	(231)	(131)	(146)	(530)	(535)	(599)	(546)
Transfers between subaccounts, including Declared Interest Option account	48,514	(51,597)	(2,600)	(43,459)	38,150	82,819	(36,521)	111,308

Net increase (decrease) in net assets from contract transactions	46,147	(40,764)	(4,589)	(46,356)	25,757	98,279	(18,850)	127,362

Total increase (decrease) in net assets	93,006	(36,446)	(834)	(48,959)	160,586	112,506	56,822	201,689

Net assets at beginning of period	317,864	354,310	75,922	124,881	857,034	744,528	938,584	736,895

Net assets at end of period	$410,870	$317,864	$75,088	$75,922	$1,017,620	$857,034	$995,406	$938,584

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,256	$5,607	$(41,373)	$(42,174)	$(17,025)	$(17,760)	$22,666	$11,910
Net realized gain (loss) on investments	124,603	153,847	502,338	326,199	(9,880)	(54,763)	172,097	56,267
Change in unrealized appreciation/depreciation of investments	341,850	(95,762)	(316,362)	94,721	96,865	109,032	120,643	78,813

Net increase (decrease) in net assets from operations	472,709	63,692	144,603	378,746	69,960	36,509	315,406	146,990

Contract transactions:
Transfers of net premiums	166,988	357,384	81,383	113,240	56,294	57,728	132,729	124,372
Transfers of surrenders and death benefits	(180,257)	(158,559)	(355,377)	(248,187)	(107,953)	(74,087)	(268,272)	(191,354)
Transfers of administrative and other charges	(3,048)	(3,198)	(6,226)	(6,508)	(2,453)	(2,935)	(4,472)	(4,774)
Transfers between subaccounts, including Declared Interest Option account	175,854	352,420	(117,926)	(292,750)	(48,342)	(56,612)	38,708	57,129

Net increase (decrease) in net assets from contract transactions	159,537	548,047	(398,146)	(434,205)	(102,454)	(75,906)	(101,307)	(14,627)

Total increase (decrease) in net assets	632,246	611,739	(253,543)	(55,459)	(32,494)	(39,397)	214,099	132,363

Net assets at beginning of period	2,643,508	2,031,769	3,090,276	3,145,735	1,309,970	1,349,367	3,127,210	2,994,847

Net assets at end of period	$3,275,754	$2,643,508	$2,836,733	$3,090,276	$1,277,476	$1,309,970	$3,341,309	$3,127,210

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Statements of Changes in Net Assets (continued)

	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,164)	$1,880
Net realized gain (loss) on investments	10,323	(7,134)
Change in unrealized appreciation/depreciation of investments	93,255	81,535

Net increase (decrease) in net assets from operations	102,414	76,281

Contract transactions:
Transfers of net premiums	28,240	123,503
Transfers of surrenders and death benefits	(46,825)	(19,289)
Transfers of administrative and other charges	(1,007)	(1,002)
Transfers between subaccounts, including Declared Interest Option account	(11,077)	27,535

Net increase (decrease) in net assets from contract transactions	(30,669)	130,747

Total increase (decrease) in net assets	71,745	207,028

Net assets at beginning of period	608,521	401,493

Net assets at end of period	$680,266	$608,521

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Annuity Account II

Notes to Financial Statements

December 31, 2006

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Annuity Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in forty investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value (1)	VP Mid Cap Value Fund
Inflation Protection Bond (1)	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value (1)	VP Value Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio - Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio - Initial Class
High Income	VIP High Income Portfolio - Service Class 2
Index 500	VIP Index 500 Portfolio - Initial Class

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Fidelity Variable Insurance Products Funds (continued):
Mid-Cap	VIP Mid Cap Portfolio - Service Class 2
Overseas	VIP Overseas Portfolio - Initial Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Real Estate Fund - Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund - Class 2
Franklin U.S. Government	Franklin U.S. Government Fund - Class 2
Mutual Shares Securities	Mutual Shares Securities Fund - Class 2
Templeton Growth Securities	Templeton Growth Securities Fund - Class 2

J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Subaccounts commenced operations May 1, 2006; however, remained inactive through December 31, 2006.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

As of December 31, 2006, there are no net assets allocated to contracts in the annuitization period as there are no contracts that have matured and are in the payout stage. Net assets allocated to contracts in the annuitization period will be computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From EquiTrust Life Insurance Company

The amounts due to or from EquiTrust Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions (continued)

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $40 to reimburse it for administrative expenses related to the contract. (For contracts issued prior to May 1, 2006, the annual administrative charge is $30.) A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. In each contract year after the first contract year, a contract owner may annually surrender a maximum of 10% of the accumulated value as of the most recent prior contract anniversary without incurring a surrender charge. After six full contract years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio – 0.20%; High Grade Bond Portfolio – 0.30%; Managed Portfolio – 0.45%; Money Market Portfolio – 0.25%; Strategic Yield Portfolio – 0.45%; and Value Growth Portfolio – 0.45%.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2006:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolio, Inc.:
Ultra	$21,300	$65,620
Vista	77,966	61,866

Dreyfus Variable Investment Fund:
Appreciation	177,286	685,150
Developing Leaders	317,839	417,269
Disciplined Stock	94,517	396,398
Dreyfus Growth & Income	131,743	380,098
International Equity	227,246	109,297

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	1,373	8,671

EquiTrust Variable Insurance Series Fund:
Blue Chip	178,799	455,713
High Grade Bond	349,937	323,339
Managed	310,700	148,995
Money Market	612,867	702,340
Strategic Yield	185,843	149,283
Value Growth	128,762	221,366

Fidelity Variable Insurance Products Funds:
Contrafund	1,196,197	259,198
Growth	47,860	118,361
Fidelity Growth & Income	59,323	100,552
High Income	12,806	10,102
Index 500	327,486	279,786
Mid-Cap	662,306	183,817
Overseas	81,548	65,495

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	$207,532	$32,076
Franklin Small Cap Value Securities	208,865	46,946
Franklin Small-Mid Cap Growth Securities	80,315	72,754
Franklin U.S. Government	209,195	58,766
Mutual Shares Securities	58,388	34,727
Templeton Growth Securities	133,359	100,040

J.P. Morgan Series Trust II:
Mid-Cap Value	114,175	105,196
Small Company	123,366	72,289

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index	10,562	16,040
Russell 2000 Small Cap Index	224,482	175,899
S&P MidCap 400 Index	231,889	219,443

T. Rowe Price Equity Series, Inc.:
Equity Income	512,706	261,561
Mid-Cap Growth	432,357	521,109
New America Growth	75,030	178,098
Personal Strategy Balanced	378,354	359,198

T. Rowe Price International Series, Inc.:
International Stock	54,750	84,344

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2006 and 2005:

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
Ultra	2,088	5,981	(3,893)	6,321	2,596	3,725
Vista	5,389	3,874	1,515	10,770	5,377	5,393

Dreyfus Variable Investment Fund:
Appreciation	12,196	60,867	(48,671)	18,003	88,435	(70,432)
Developing Leaders	5,928	24,573	(18,645)	9,849	30,120	(20,271)
Disciplined Stock	7,875	38,065	(30,190)	9,322	31,725	(22,403)
Dreyfus Growth & Income	11,674	34,122	(22,448)	5,689	19,160	(13,471)
International Equity	13,411	5,759	7,652	6,230	6,347	(117)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	145	871	(726)	463	1,174	(711)

EquiTrust Variable Insurance Series Fund:
Blue Chip	12,093	41,477	(29,384)	13,116	34,586	(21,470)
High Grade Bond	18,281	21,863	(3,582)	16,395	16,275	120
Managed	14,767	9,449	5,318	23,760	11,763	11,997
Money Market	54,504	63,194	(8,690)	54,294	51,614	2,680
Strategic Yield	7,983	9,605	(1,622)	8,894	9,740	(846)
Value Growth	7,270	13,120	(5,850)	10,881	6,888	3,993

Fidelity Variable Insurance Products Funds:
Contrafund	57,410	13,639	43,771	66,269	15,047	51,222
Growth	4,668	11,449	(6,781)	4,465	6,194	(1,729)
Fidelity Growth & Income	4,123	8,241	(4,118)	3,206	6,543	(3,337)
High Income	314	600	(286)	1,307	1,792	(485)
Index 500	26,074	22,446	3,628	28,673	15,835	12,838
Mid-Cap	26,199	8,422	17,777	28,863	4,676	24,187
Overseas	4,831	3,890	941	1,059	1,101	(42)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	9,951	1,614	8,337	6,497	1,373	5,124
Franklin Small Cap Value Securities	10,197	2,157	8,040	10,597	3,476	7,121
Franklin Small-Mid Cap Growth Securities	6,920	5,759	1,161	3,927	2,524	1,403
Franklin U.S. Government	16,668	4,580	12,088	7,171	14,175	(7,004)
Mutual Shares Securities	3,343	2,090	1,253	3,796	929	2,867
Templeton Growth Securities	7,698	6,688	1,010	7,098	1,683	5,415

J.P. Morgan Series Trust II:
Mid-Cap Value	5,258	5,338	(80)	9,728	6,664	3,064
Small Company	7,485	4,325	3,160	3,804	6,906	(3,102)

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index	1,100	1,582	(482)	1,356	6,535	(5,179)
Russell 2000 Small Cap Index	11,887	10,487	1,400	17,340	10,885	6,455
S&P MidCap 400 Index	12,041	13,317	(1,276)	18,608	10,121	8,487

T. Rowe Price Equity Series, Inc.:
Equity Income	24,787	14,479	10,308	55,803	16,740	39,063
Mid-Cap Growth	4,278	25,549	(21,271)	11,780	37,187	(25,407)
New America Growth	6,099	17,047	(10,948)	7,660	16,186	(8,526)
Personal Strategy Balanced	14,962	22,041	(7,079)	14,386	15,562	(1,176)

T. Rowe Price International Series, Inc.:
International Stock	3,919	6,626	(2,707)	16,949	3,247	13,702

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2006, 2005, 2004, 2003 and 2002, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio (1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio (2)	Total Return (3)

American Century Variable Portfolios, Inc.:
Ultra :
2006	31,690	$10.10	$320,020	—%	1.40%	(4.63)%
2005	35,583	10.59	376,698	—	1.40	0.76
2004	31,858	10.51	334,723	—	1.40	9.14
2003	27,132	9.63	261,175	—	1.40	23.30
2002	18,968	7.81	148,224	0.26	1.40	(23.80)
Vista:
2006	31,725	14.62	463,952	—	1.40	7.50
2005	30,210	13.60	410,900	—	1.40	6.67
2004	24,817	12.75	316,491	—	1.40	14.04
2003	18,303	11.18	204,700	—	1.40	40.28
2002	8,400	7.97	66,968	—	1.40	(20.85)

Dreyfus Variable Investment Fund:
Appreciation:
2006	274,646	11.63	3,193,729	1.60	1.40	14.92
2005	323,317	10.12	3,272,622	0.02	1.40	2.95
2004	393,749	9.83	3,871,745	1.67	1.40	3.58
2003	404,170	9.49	3,836,384	1.43	1.40	19.52
2002	407,039	7.94	3,233,169	1.10	1.40	(17.89)
Developing Leaders:
2006	150,916	15.92	2,402,228	0.41	1.40	2.38
2005	169,561	15.55	2,637,008	—	1.40	4.36
2004	189,832	14.90	2,829,220	0.20	1.40	9.80
2003	192,119	13.57	2,607,464	0.03	1.40	29.86
2002	196,984	10.45	2,058,286	0.05	1.40	(20.23)
Disciplined Stock:
2006	213,159	10.52	2,242,221	0.86	1.40	14.22
2005	243,349	9.21	2,241,060	—	1.40	4.78
2004	265,752	8.79	2,335,310	1.31	1.40	6.42
2003	295,074	8.26	2,437,435	0.81	1.40	21.83
2002	337,640	6.78	2,289,309	0.66	1.40	(23.73)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Dreyfus Variable Investment Fund (continued):
Dreyfus Growth & Income:
2006	124,084	$11.52	$1,429,082	0.78%	1.40%	12.94%
2005	146,532	10.20	1,494,186	1.34	1.40	2.00
2004	160,003	10.00	1,600,681	1.24	1.40	5.93
2003	174,053	9.44	1,642,950	0.84	1.40	24.87
2002	173,033	7.56	1,308,437	0.61	1.40	(26.39)
International Equity:
2006	74,284	17.77	1,320,394	0.74	1.40	21.63
2005	66,632	14.61	973,754	0.40	1.40	13.17
2004	66,749	12.91	861,881	3.81	1.40	22.84
2003	73,672	10.51	774,225	4.80	1.40	40.88
2002	77,380	7.46	577,004	3.08	1.40	(17.11)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2006	5,674	9.93	56,319	—	1.40	7.47
2005	6,400	9.24	59,109	—	1.40	1.99
2004	7,111	9.06	64,433	0.14	1.40	4.50
2003	7,828	8.67	67,893	0.01	1.40	24.03
2002	3,166	6.99	22,140	0.03	1.40	(30.17)

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2006	277,857	10.97	3,046,959	1.96	1.40	15.84
2005	307,241	9.47	2,909,023	2.00	1.40	0.85
2004	328,711	9.39	3,085,208	1.48	1.40	4.68
2003	334,432	8.97	3,000,721	1.71	1.40	23.90
2002	375,881	7.24	2,720,553	1.62	1.40	(20.18)
High Grade Bond:
2006	149,940	13.84	2,074,808	5.07	1.40	3.36
2005	153,522	13.39	2,055,691	4.62	1.40	1.21
2004	153,402	13.23	2,028,906	4.34	1.40	2.88
2003	148,449	12.86	1,908,863	4.50	1.40	3.96
2002	145,219	12.37	1,795,900	4.91	1.40	6.91

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
EquiTrust Variable Insurance Series Fund (continued):
Managed:
2006	113,176	$14.40	$1,629,600	2.19%	1.40%	10.43%
2005	107,858	13.04	1,405,985	1.64	1.40	3.16
2004	95,861	12.64	1,212,090	1.52	1.40	7.03
2003	68,219	11.81	805,529	1.95	1.40	21.00
2002	39,043	9.76	380,875	0.54	1.40	(3.08)
Money Market:
2006	17,014	11.27	191,670	4.32	1.40	3.02
2005	25,704	10.94	281,143	2.48	1.40	1.11
2004	23,024	10.82	249,107	0.68	1.40	(0.64)
2003	45,386	10.89	494,275	0.53	1.40	(0.91)
2002	58,688	10.99	644,713	1.16	1.40	(0.18)
Strategic Yield:
2006	91,719	14.26	1,307,502	6.03	1.40	5.40
2005	93,341	13.53	1,263,364	5.70	1.40	1.81
2004	94,187	13.29	1,251,711	5.97	1.40	7.44
2003	83,450	12.37	1,032,234	7.05	1.40	10.45
2002	76,315	11.20	854,846	7.04	1.40	3.99
Value Growth:
2006	75,704	16.51	1,250,011	1.38	1.40	10.51
2005	81,554	14.94	1,218,222	1.07	1.40	4.99
2004	77,561	14.23	1,103,913	1.03	1.40	9.97
2003	76,306	12.94	987,336	1.38	1.40	28.88
2002	72,088	10.04	723,689	1.66	1.40	(11.70)

Fidelity Variable Insurance Products Funds:
Contrafund:
2006	183,802	16.93	3,111,861	1.31	1.40	10.22
2005	140,031	15.36	2,151,553	0.22	1.40	15.32
2004	88,809	13.32	1,183,081	0.26	1.40	13.85
2003	58,446	11.70	683,635	0.25	1.40	26.76
2002	20,513	9.23	189,363	0.41	1.40	(10.65)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds (continued):
Growth:
2006	43,522	$10.21	$444,263	0.42%	1.40%	5.37%
2005	50,303	9.69	487,243	0.48	1.40	4.42
2004	52,032	9.28	483,004	0.25	1.40	1.87
2003	42,214	9.11	384,381	0.21	1.40	31.08
2002	29,214	6.95	203,020	0.09	1.40	(31.05)
Fidelity Growth & Income:
2006	29,015	12.31	357,160	0.94	1.40	11.60
2005	33,133	11.03	365,365	1.48	1.40	6.16
2004	36,470	10.39	378,837	0.77	1.40	4.32
2003	30,077	9.96	299,448	0.87	1.40	22.06
2002	11,800	8.16	96,238	0.47	1.40	(17.74)
High Income:
2006	7,248	15.41	111,688	7.74	1.40	9.52
2005	7,534	14.07	106,021	14.30	1.40	0.86
2004	8,019	13.95	111,833	5.06	1.40	7.89
2003	4,044	12.93	52,284	5.06	1.40	25.05
2002	1,453	10.34	15,027	0.01	1.40	3.40
Index 500:
2006	133,584	12.56	1,677,250	1.67	1.40	14.18
2005	129,956	11.00	1,429,486	1.66	1.40	3.38
2004	117,118	10.64	1,246,129	1.23	1.40	9.13
2003	108,628	9.75	1,059,492	1.01	1.40	26.62
2002	49,298	7.70	379,667	0.42	1.40	(23.38)
Mid-Cap:
2006	78,775	20.04	1,578,377	0.16	1.40	10.90
2005	60,998	18.07	1,102,355	—	1.40	16.36
2004	36,811	15.53	571,499	—	1.40	22.96
2003	27,774	12.63	350,711	0.21	1.40	36.39
2002	16,658	9.26	154,248	0.28	1.40	(11.30)
Overseas:
2006	16,926	17.59	297,770	0.86	1.40	16.49
2005	15,985	15.10	241,445	0.64	1.40	17.42
2004	16,027	12.86	206,169	1.16	1.40	12.02
2003	15,388	11.48	176,630	0.40	1.40	41.38
2002	6,736	8.12	54,681	0.01	1.40	(18.80)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2006	21,329	$19.57	$417,427	2.08%	1.40%	18.97%
2005	12,992	16.45	213,761	1.35	1.40	11.90
2004	7,868	14.70	115,659	1.78	1.40	29.97
2003(4)	855	11.31	9,673	—	1.40	13.10
Franklin Small Cap Value Securities:
2006	37,703	18.86	711,173	0.63	1.40	15.35
2005	29,663	16.35	484,910	0.80	1.40	7.28
2004	22,542	15.24	343,494	0.18	1.40	22.12
2003	23,974	12.48	299,311	0.22	1.40	30.27
2002	8,907	9.58	85,328	0.31	1.40	(10.55)
Franklin Small-Mid Cap Growth Securities:
2006	32,744	11.97	392,011	—	1.40	7.16
2005	31,583	11.17	352,684	—	1.40	3.33
2004	30,180	10.81	326,099	—	1.40	9.97
2003	21,498	9.83	211,281	—	1.40	35.40
2002	11,392	7.26	82,705	0.28	1.40	(29.65)
Franklin U.S. Government:
2006	57,391	11.38	653,069	4.29	1.40	2.61
2005	45,303	11.09	502,511	4.13	1.40	1.00
2004	52,307	10.98	574,484	5.05	1.40	2.04
2003	41,766	10.76	449,526	5.40	1.40	0.75
2002	19,701	10.68	210,352	4.37	1.40	8.32
Mutual Shares Securities:
2006	19,303	15.35	296,350	1.25	1.40	16.73
2005	18,050	13.15	237,339	0.92	1.40	9.04
2004	15,183	12.06	183,094	0.80	1.40	11.05
2003	13,559	10.86	147,191	1.05	1.40	23.55
2002	7,873	8.79	69,242	0.94	1.40	(13.06)
Templeton Growth Securities:
2006	40,386	15.28	616,940	1.29	1.40	20.22
2005	39,376	12.71	500,634	1.12	1.40	7.35
2004	33,961	11.84	402,159	1.19	1.40	14.40
2003	28,534	10.35	295,289	1.45	1.40	30.35
2002	15,636	7.94	124,171	2.51	1.40	(19.64)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
J.P. Morgan Series Trust II:
Mid-Cap Value:
2006	36,116	$19.64	$709,324	0.59%	1.40%	15.26%
2005	36,196	17.04	616,865	0.19	1.40	7.71
2004	33,132	15.82	524,201	0.29	1.40	19.40
2003	24,033	13.25	318,458	0.33	1.40	27.90
2002	13,916	10.36	144,223	0.04	1.40	(0.58)
Small Company:
2006	25,816	15.92	410,870	—	1.40	13.47
2005	22,656	14.03	317,864	—	1.40	1.96
2004	25,758	13.76	354,310	—	1.40	25.43
2003	17,160	10.97	188,182	—	1.40	34.11
2002	5,993	8.18	49,005	0.11	1.40	(22.68)

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index:
2006	7,570	9.92	75,088	0.13	1.40	5.20
2005	8,052	9.43	75,922	0.56	1.40	(0.11)
2004	13,231	9.44	124,881	—	1.40	8.63
2003	11,598	8.69	100,824	—	1.40	46.54
2002	4,136	5.93	24,525	—	1.40	(38.36)
Russell 2000 Small Cap Index:
2006	60,730	16.76	1,017,620	0.64	1.40	15.99
2005	59,330	14.45	857,034	0.48	1.40	2.63
2004	52,875	14.08	744,528	0.18	1.40	16.08
2003	43,309	12.13	525,315	0.57	1.40	44.23
2002	28,909	8.41	243,128	0.12	1.40	(22.13)
S&P MidCap 400 Index:
2006	62,472	15.93	995,406	0.83	1.40	8.22
2005	63,748	14.72	938,584	0.50	1.40	10.43
2004	55,261	13.33	736,895	0.24	1.40	14.13
2003	43,230	11.68	504,911	0.48	1.40	32.88
2002	24,679	8.79	216,887	0.36	1.40	(16.29)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
T. Rowe Price Equity Series, Inc.:
Equity Income:
2006	194,342	$16.86	$3,275,754	1.60%	1.40%	17.41%
2005	184,034	14.36	2,643,508	1.63	1.40	2.50
2004	144,971	14.01	2,031,769	1.61	1.40	13.26
2003	128,009	12.37	1,582,919	1.72	1.40	23.82
2002	119,966	9.99	1,198,499	1.67	1.40	(14.32)
Mid-Cap Growth:
2006	145,909	19.44	2,836,733	—	1.40	5.19
2005	167,180	18.48	3,090,276	—	1.40	13.17
2004	192,587	16.33	3,145,735	—	1.40	16.73
2003	198,191	13.99	2,773,578	—	1.40	36.49
2002	207,895	10.25	2,131,383	—	1.40	(22.35)
New America Growth:
2006	128,001	9.98	1,277,476	0.05	1.40	5.83
2005	138,949	9.43	1,309,970	—	1.40	3.06
2004	147,475	9.15	1,349,367	0.05	1.40	9.32
2003	147,429	8.37	1,233,529	—	1.40	33.28
2002	158,859	6.28	997,444	—	1.40	(29.28)
Personal Strategy Balanced:
2006	217,620	15.35	3,341,309	2.10	1.40	10.27
2005	224,699	13.92	3,127,210	1.78	1.40	4.98
2004	225,875	13.26	2,994,847	2.07	1.40	11.24
2003	206,796	11.92	2,464,679	2.24	1.40	23.14
2002	197,582	9.68	1,913,119	2.64	1.40	(9.11)

T. Rowe Price International Series, Inc.:
International Stock:
2006	53,239	12.78	680,266	1.20	1.40	17.46
2005	55,946	10.88	608,521	1.75	1.40	14.53
2004	42,244	9.50	401,493	1.05	1.40	12.16
2003	45,602	8.47	386,271	1.34	1.40	28.72
2002	44,386	6.58	292,069	0.96	1.40	(19.46)

EquiTrust Life Annuity Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	Subaccount commenced operations on May 1, 2003.

7. Subsequent Events

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, will not be available for investment beginning April 30, 2007. Policyholders who do not reallocate funds out of the Dreyfus Disciplined Stock Portfolio prior to that date will have their funds reallocated to the EquiTrust Variable Insurance Series Fund, Money Market Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON FINANCIAL STATEMENTS

The Board of Directors and Stockholder

EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2006 and 2005, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 6, 2007

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities – available for sale, at market (amortized cost: 2006 - $4,514,093; 2005 - $3,049,670)	$4,490,771	$3,066,100
Fixed maturities – trading, at market (cost: 2006 - $15,001; 2005 - $15,004)	14,927	14,848
Mortgage loans on real estate	450,967	303,359
Derivative instruments	121,584	38,163
Policy loans	20,529	20,835
Short-term investments	20,718	70,596

Total investments	5,119,496	3,513,901
Cash and cash equivalents	104,297	287
Accrued investment income	55,713	34,207
Amounts receivable from affiliates	6,694	—
Reinsurance recoverable	58,553	39,845
Deferred policy acquisition costs	431,844	323,678
Deferred sales inducements	222,369	143,905
Property and equipment, less allowances for amortization of $259 in 2006 and $137 in 2005	1,147	625
Deferred income taxes	33,053	24,514
Goodwill	1,231	1,231
Other assets	23,127	10,738
Assets held in separate accounts	97,638	85,084

Total assets	$6,155,162	$4,178,015

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$5,518,826	$3,736,190
Traditional life insurance	53,353	54,754
Unearned revenue reserve	1,946	1,888
Other policy claims and benefits	18,116	9,141

	5,592,241	3,801,973
Other policyholders’ funds:
Supplementary contracts without life contingencies	1,268	977
Advance premiums and other deposits	9,679	9,725
Accrued dividends	514	612

	11,461	11,314
Amounts payable to affiliates	—	1,580
Current income taxes	4,430	743
Other liabilities	107,139	36,705
Liabilities related to separate accounts	97,638	85,084

Total liabilities	5,812,909	3,937,399
Stockholder’s equity:
Common stock, par value $1,500 per share – authorized 2,500 shares, issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	273,717	178,817
Accumulated other comprehensive income (loss)	(3,022)	8,468
Retained earnings	68,558	50,331

Total stockholder’s equity	342,253	240,616

Total liabilities and stockholder’s equity	$6,155,162	$4,178,015

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF INCOME

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Revenues:
Interest sensitive and index product charges	$28,401	$23,621	$19,976
Traditional life insurance premiums	4,171	4,517	4,741
Net investment income	240,026	177,780	141,561
Derivative income (loss)	70,433	(2,706)	15,312
Realized/unrealized gains (losses) on investments	(11)	(504)	734

Total revenues	343,020	202,708	182,324
Benefits and expenses:
Interest sensitive and index product benefits	240,364	127,046	112,408
Traditional life insurance benefits	5,061	4,073	4,703
Decrease in traditional life future policy benefits	(1,096)	(498)	(110)
Distributions to participating policyholders	1,089	1,203	1,231
Underwriting, acquisition and insurance expenses	69,458	54,167	44,360
Other expenses	155	196	163

Total benefits and expenses	315,031	186,187	162,755

	27,989	16,521	19,569
Income taxes	(9,762)	(5,900)	(6,905)

Net income	$18,227	$10,621	$12,664

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance at January 1, 2004	$3,000	$108,817	$13,895	$27,046	$152,758
Comprehensive income:
Net income for 2004	—	—	—	12,664	12,664
Change in net unrealized investment gains/losses	—	—	9,892	—	9,892

Total comprehensive income					22,556
Capital contributions from parent	—	20,000	—	—	20,000

Balance at December 31, 2004	3,000	128,817	23,787	39,710	195,314
Comprehensive loss:
Net income for 2005	—	—	—	10,621	10,621
Change in net unrealized investment gains/losses	—	—	(15,319)	—	(15,319)

Total comprehensive loss					(4,698)
Capital contributions from parent	—	50,000	—	—	50,000

Balance at December 31, 2005	3,000	178,817	8,468	50,331	240,616
Comprehensive income:
Net income for 2006	—	—	—	18,227	18,227
Change in net unrealized investment gains/losses	—	—	(11,490)	—	(11,490)

Total comprehensive income					6,737
Capital contributions from parent	—	94,900	—	—	94,900

Balance at December 31, 2006	$3,000	$273,717	$(3,022)	$68,558	$342,253

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Operating activities
Net income	$18,227	$10,621	$12,664
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited to account balances, excluding deferred sales inducements	145,483	105,706	97,144
Change in fair value of embedded derivatives	70,036	4,902	2,353
Charges for mortality and administration	(27,132)	(22,489)	(19,214)
Deferral of unearned revenues	86	148	148
Amortization of unearned revenue reserve	(33)	(27)	(32)
Provision for amortization of property and equipment	259	137	—
Provision for accretion and amortization of investments	(3,724)	(7,058)	(13,990)
Realized/unrealized losses (gains) on investments	11	504	(734)
Change in fair value of derivatives	(51,947)	(4,295)	(4,193)
Decrease in traditional life benefit accruals	(1,398)	(440)	(18)
Policy acquisition costs deferred	(138,948)	(90,592)	(69,355)
Amortization of deferred policy acquisition costs	43,848	33,071	27,385
Amortization of deferred sales inducements	18,654	10,214	6,792
Net acquisition of fixed maturities – trading	—	(15,006)	—
Change in accrued investment income	(21,506)	(10,540)	(9,351)
Change in amounts receivable from/payable to affiliates	(8,274)	1,503	(3,611)
Change in reinsurance recoverable	(18,791)	8,848	(2,834)
Change in current income taxes	3,687	(5,022)	(11,615)
Provision for deferred income taxes	(2,352)	(8,062)	(8,861)
Other	(3,119)	5,046	3,685

Net cash provided by operating activities	23,067	17,169	6,363

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities – available for sale	156,502	324,380	533,812
Mortgage loans on real estate	25,688	9,553	7,394
Derivative instruments	104,030	12,841	—
Policy loans	3,319	3,497	3,502
Short-term investments – net	49,878	—	—

	339,417	350,271	544,708
Acquisition of investments:
Fixed maturities – available for sale	(1,576,227)	(903,938)	(1,075,467)
Mortgage loans on real estate	(173,215)	(93,210)	(58,285)
Derivative instruments	(67,954)	(34,465)	(8,110)
Policy loans	(3,013)	(3,098)	(2,990)
Short-term investments – net	—	(59,842)	(3,697)

	(1,820,409)	(1,094,553)	(1,148,549)
Purchases of property and equipment	(781)	(629)	(133)

Net cash used in investing activities	(1,481,773)	(744,911)	(603,974)

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	$1,838,356	$931,904	$700,659
Return of policyholder account balances on interest sensitive and index products	(321,978)	(233,658)	(174,322)
Capital contributions from parent	46,338	15,823	15,000

Net cash provided by financing activities	1,562,716	714,069	541,337

Increase (decrease) in cash and cash equivalents	104,010	(13,673)	(56,274)
Cash and cash equivalents at beginning of year	287	13,960	70,234

Cash and cash equivalents at end of year	$104,297	$287	$13,960

Supplemental disclosure of cash flow information
Cash paid for income taxes during the year	$8,427	$18,984	$27,381
Non-cash operating activity – deferral of sales inducements	88,915	71,191	48,950
Non-cash financing activity – fixed maturities contributed from parent	48,562	34,177	5,000

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENT

1. Significant Accounting Policies

Nature of Business

EquiTrust Life Insurance Company (we or the Company), a wholly owned subsidiary of FBL Financial Group, Inc., operates in the life insurance industry. We market individual annuity products through independent agents and brokers and variable products through alliances with other insurance companies. These sales take place throughout the United States. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain annuities written by American Equity Investment Life Insurance Company (American Equity) prior to August 1, 2004 and a percentage of an in force block of business written by EMC National Life Company (EMCNL).

Accounting Changes

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value be reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We are currently evaluating the requirements of this Statement and have not yet concluded if the fair value option will be adopted.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. The impact of adoption is not expected to be material to our financial statements.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements are effective for fiscal years ending after December 15, 2007, with early adoption encouraged. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. Statement No. 158 has no impact on our financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We intend to adopt Interpretation No. 48 beginning in 2007 and expect to record a tax liability for tax positions totaling approximately $0.1 million.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.” The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements and unearned revenue reserves from the replaced contract are written off at the time of the extinguishment. An internal replacement that is

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We do not expect to record a cumulative effect of accounting change adjustment upon adoption of this SOP in 2007 as adoption is expected to have an insignificant impact on lapse assumptions included in our deferred policy acquisition cost and related models. In addition, net income is not expected to be impacted materially going forward as our current accounting policy for internal replacements substantially conforms to current interpretations of the guidance in the SOP.

In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections,” which is a replacement of Accounting Principals Board Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No. 154 requires retrospective application to prior periods’ financial statements for all voluntary changes in accounting principle, unless impracticable. Statement No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. Statement No. 154 has no immediate impact on our financial statements, though it will impact our presentation of future voluntary accounting changes, if any such changes occur.

Investments

Fixed Maturity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholders' equity as a component of accumulated other comprehensive income (loss). Fixed maturity securities that are purchased with the intent to sell within a short period of time are classified as “trading.” These securities are carried at fair value and unrealized gains and losses are reflected in the statements of income as a component of realized/unrealized gains (losses) on investments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan’s effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis. We do not have any impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) at December 31, 2006 and 2005.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

Derivative Instruments

Derivative instruments include call options used to fund index credits on index annuities sold through our independent distribution channel. Furthermore, we have embedded derivatives associated with our index annuity business, certain modified coinsurance contracts and when-issued investment trading activity. All derivatives are recognized as either assets or liabilities in the balance sheets and measured at fair value.

Our derivatives are not designated as hedging instruments, therefore the change in fair value is recognized in earnings in the period of change. See Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized/Unrealized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. This line item also includes the change in unrealized gains and losses on trading securities. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, will be amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2006, 2005 or 2004.

Market Values

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Market values of redeemable preferred stocks and call options are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives in our modified coinsurance contracts and relating to our when-issued securities are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

Cash and Cash Equivalents

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under a coinsurance agreement, certain fixed and index annuity contracts issued by American Equity (the coinsurance agreement). The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. See Note 3, “Derivative Instruments,” for

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

more information regarding these call options and see Note 5, “Reinsurance and Policy Provisions,” for additional information regarding this reinsurance agreement.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

Property and Equipment

Property and equipment, comprised of capitalized software costs, is reported at cost less allowances for amortization. Amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Capitalized software costs had a carrying value of $1.1 million at December 31, 2006 and $0.6 million at December 31, 2005, and estimated useful lives that range from two to five years. Amortization expense for capitalized software was $0.3 million in 2006 and $0.1 million in 2005. There was no amortization expense incurred in 2004.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analysis and determined none of our goodwill was impaired as of December 31, 2006 or December 31, 2005.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.30% to 5.50% in 2006, from 2.40% to 4.90% in 2005 and from 2.65% to 4.90% in 2004. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.00% to 6.00% in 2006 and 3.00% to 11.50% in 2005 and 2004. A portion of the interest credited on our direct business and assumed through the coinsurance agreement ($3.9 million in 2006, $1.2 million in 2005 and $9.5 million in 2004) represents an additional interest credit on first-year premiums, payable at policy issue or until the first contract anniversary date (first-year bonus interest). These amounts are included as deferred sales inducements.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions ranged from 2.25% to 5.50% at December 31, 2006 and 2.50% to 5.50% at December 31, 2005. The average rate of assumed investment yields used in estimating gross margins was 6.98% in 2006, 7.41% in 2005, 6.86% in 2004. Accrued dividends for participating business assumed from EMCNL are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of EMCNL’s Board of Directors. Participating business accounted for 1.4% of direct receipts from policyholders during 2006, 0.9% during 2005 and 0.1% during 2004 and represented 0.5% of life insurance in force at December 31, 2006 and 1.1% at December 31, 2005. The liability for future

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of less than $0.1 million at December 31, 2006 and 2005 to cover estimated future assessments on known insolvencies. We had assets totaling $0.3 million at December 31, 2006 and $0.2 million at December 31, 2005 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2006, 2005 and 2004. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2007 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2011. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

Guaranty

Farm Bureau Life Insurance Company (Farm Bureau Life), an affiliate has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expense over the life of the policy.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

We reduced our reserves for the embedded derivative in our coinsured index annuities $7.1 million in 2006. This adjustment, which is the correction of an overstatement that started in 2001, increased 2006 net income $2.6 million after offsets for taxes and the amortization of deferred policy acquisition costs and deferred sales inducements. The impact to the financial statement line items and prior period financial statements affected by this overstatement is not material. This adjustment does not impact our segment results as the segment results are based on operating income which, as explained in Note 12, excludes the impact of changes in the valuation of derivatives.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$1,461	$1,599	$1,790
Amortization of deferred policy acquisition costs	43,848	33,071	27,385
Other underwriting, acquisition and insurance expenses, net of deferrals	24,149	19,497	15,185

Total	$69,458	$54,167	$44,360

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled less than ($0.1) million in 2006, ($0.2) million in 2005 and $0.2 million in 2004. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and deferred sales inducements totaling less than $0.1 million in 2006, $0.2 million in 2005 and ($0.5) million in 2004.

Reclassifications

Certain amounts in the 2005 and 2004 statements of cash flows have been reclassified to conform to the 2006 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investment Operations

Fixed Maturities

The following tables contain amortized cost and estimated market value information on fixed maturity securities classified as available for sale:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2006
Bonds:
Corporate securities	$2,103,715	$28,266	$(36,054)	$2,095,927
Mortgage and asset-backed securities	1,186,624	6,769	(14,131)	1,179,262
United States Government and agencies	247,473	465	(7,498)	240,440
State, municipal and other governments	662,033	9,852	(9,896)	661,989
Public utilities	303,550	3,870	(4,839)	302,581
Redeemable preferred stocks	10,698	65	(191)	10,572

Total fixed maturities	$4,514,093	$49,287	$(72,609)	$4,490,771

December 31, 2005
Bonds:
Corporate securities	$1,320,129	$31,289	$(19,477)	$1,331,941
Mortgage and asset-backed securities	986,446	7,709	(7,591)	986,564
United States Government and agencies	238,646	302	(5,158)	233,790
State, municipal and other governments	340,924	9,827	(1,012)	349,739
Public utilities	152,827	2,737	(2,264)	153,300
Redeemable preferred stocks	10,698	83	(15)	10,766

Total fixed maturities	$3,049,670	$51,947	$(35,517)	$3,066,100

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$30,044	$30,186
Due after one year through five years	309,543	310,476
Due after five years through ten years	1,168,314	1,163,295
Due after ten years	1,808,870	1,796,980

	3,316,771	3,300,937
Mortgage and asset-backed securities	1,186,624	1,179,262
Redeemable preferred stocks	10,698	10,572

	$4,514,093	$4,490,771

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Net unrealized investment gains on fixed maturity securities classified as available for sale, recorded directly to stockholder's equity, were comprised of the following:

	December 31,
	2006	2005
	(Dollars in thousands)
Unrealized appreciation on fixed maturities – available for sale	$(23,322)	$16,430
Adjustment for assumed changes in amortization pattern of:
Deferred policy acquisition costs	10,534	(3,342)
Deferred sales inducements	8,143	(60)
Unearned revenue reserve	(4)	—
Provision for deferred income taxes	1,627	(4,560)

Net unrealized investment gains	$(3,022)	$8,468

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve totaling ($28.3) million in 2006, ($32.1) million in 2005 and $17.3 million in 2004.

The following tables set forth the estimated market value and unrealized losses of available-for-sale fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2006

	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$472,948	$(6,985)	$613,590	$(29,069)	$1,086,538	$(36,054)
Mortgage and asset-backed securities	266,240	(2,217)	476,609	(11,914)	742,849	(14,131)
United States Government and agencies	8,429	(156)	196,453	(7,342)	204,882	(7,498)
State, municipal and other governments	262,693	(5,542)	88,939	(4,354)	351,632	(9,896)
Public utilities	87,356	(788)	81,385	(4,051)	168,741	(4,839)
Redeemable preferred stock	—	—	6,507	(191)	6,507	(191)

Total fixed maturities	$1,097,666	$(15,688)	$1,463,483	$(56,921)	$2,561,149	$(72,609)

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$652,231	$(17,822)	$31,331	$(1,655)	$683,562	$(19,477)
Mortgage and asset-backed securities	438,112	(5,049)	66,411	(2,542)	504,523	(7,591)
United States Government and agencies	161,697	(2,187)	54,892	(2,971)	216,589	(5,158)
State, municipal and other governments	93,271	(979)	975	(33)	94,246	(1,012)
Public utilities	82,816	(2,235)	781	(29)	83,597	(2,264)
Redeemable preferred stock	6,683	(15)	—	—	6,683	(15)

Total fixed maturities	$1,434,810	$(28,287)	$154,390	$(7,230)	$1,589,200	$(35,517)

Included in the above table are 656 securities from 456 issuers at December 31, 2006 and 412 securities from 279 issuers at December 31, 2005. These increases are primarily due to the impact of increases in market interest rates. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2006.

Corporate securities: The unrealized losses on corporate securities totaled $36.1 million, or 49.7% of our total unrealized losses. The largest losses were in the manufacturing sector ($290.6 million carrying value and $13.9 million unrealized loss) and in the financial services sector ($412.1 million carrying value and $9.3 million unrealized loss). The largest unrealized losses in the manufacturing sector were in the paper and allied products sector ($56.4 million carrying value and $3.9 million unrealized loss) and the printing and publishing sector ($23.1 million carrying value and $2.1 million unrealized loss). The unrealized losses in the paper and allied products and printing and publishing sectors are mainly due to a rise in market interest rates and spread widening that are the result of weaker operating results. In addition, we believe there are concerns that these sectors may experience increased equity enhancing activity by management, such as common stock buybacks, which could be detrimental to credit quality. The unrealized losses in the financial services sector and the remaining corporate sectors were caused primarily by a rise in market interest rates. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $14.1 million, or 19.5% of our total unrealized losses, and were caused primarily by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $7.5 million, or 10.3% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

State municipal and other governments: The unrealized losses on state, municipal and other governments totaled $9.9 million, or 13.6% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Public utilities: The unrealized losses on public utilities totaled $4.8 million, or 6.7% of our total unrealized losses, and were caused primarily by an increase in market interest rates. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

Net Investment Income

Components of net investment income are as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Fixed maturity securities – available for sale	$217,617	$161,347	$128,852
Fixed maturity securities – trading	546	277	—
Mortgage loans on real estate	22,419	15,899	12,960
Policy loans	1,278	1,303	1,307
Short-term investments, cash and cash equivalents	2,014	814	584
Prepayment fee income and other	907	1,412	410

	244,781	181,052	144,113
Less investment expenses	(4,755)	(3,272)	(2,552)

Net investment income	$240,026	$177,780	$141,561

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Realized and Unrealized Gains and Losses

Realized/unrealized gains (losses), recorded as a component of income, and the change in unrealized appreciation/depreciation on investments, recorded as a component of the change in accumulated other comprehensive income (loss), are summarized below:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Realized/unrealized – income
Fixed maturities – available for sale	$(94)	$(348)	$737
Fixed maturities – trading	83	(156)	—
Short-term investments	—	—	(3)

Realized gains (losses) on investments	$(11)	$(504)	$734

Unrealized – accumulated other comprehensive income (loss)
Change in unrealized appreciation/depreciation of fixed maturities – available for sale	$(39,752)	$(47,437)	$27,239

An analysis of sales, maturities and principal repayments of our available-for-sale fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2006
Scheduled principal repayments and calls – available for sale	$130,827	$—	$—	$130,827
Sales – available for sale	25,749	335	(409)	25,675

Total	$156,576	$335	$(409)	$156,502

Year ended December 31, 2005
Scheduled principal repayments and calls – available for sale	$225,583	$—	$—	$225,583
Sales – available for sale	142,487	1,103	(2,053)	141,537

Total	$368,070	$1,103	$(2,053)	$367,120

Year ended December 31, 2004
Scheduled principal repayments and calls – available for sale	$486,786	$—	$—	$486,786
Sales – available for sale	46,089	1,003	(66)	47,026

Total	$532,875	$1,003	$(66)	$533,812

In December 2005, we exchanged certain bonds with Farm Bureau Life. We received bonds from Farm Bureau Life with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash, in exchange for bonds with a fair value of $44.1 million. We realized a loss of $0.9 million on the transaction.

Realized losses on fixed maturities totaling less than $0.1 million in 2005 and $0.2 million in 2004 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities. There were no writedowns for other-than-temporary impairments in 2006.

Income taxes (credits) include a provision of less than ($0.1) million in 2006, ($0.2) million in 2005 and $0.3 million in 2004 for the tax effect of realized gains and losses.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Other

At December 31, 2006, affidavits of deposits covering investments with a carrying value totaling $5,147.1 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2006, we had committed to provide additional funding for mortgage loans on real estate aggregating $58.2 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We held cash collateral for derivative transactions totaling $72.5 million at December 31, 2006 and $4.5 million at December 31, 2005 that was invested and included in the balance sheets with corresponding amounts recorded in other liabilities. We also have securities we hold as off-balance sheet collateral for derivative transactions with a market value totaling $10.5 million at December 31, 2006 and $4.7 million at December 31, 2005.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2006.

Our parent contributed fixed maturity securities to us with a market value totaling $48.6 million during 2006 and $34.2 million during 2005. These capital contributions were recorded at market value and the securities were subsequently classified as available for sale.

3. Derivative Instruments

We assume index annuity business under the coinsurance agreement and began writing index annuities directly during 2004. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivative instruments consisting of one-year or two-year call options on the applicable market indices to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums.

We held call options relating to our direct business with a fair value of $121.6 million at December 31, 2006 and $38.2 million at December 31, 2005. Our share of call options assumed under the coinsurance agreement, which is recorded as embedded derivatives in reinsurance recoverable, totaled $42.5 million at December 31, 2006 and $27.7 million at December 31, 2005. Derivative income (loss) includes $70.4 million for 2006, ($2.3) million for 2005 and $15.2 million for 2004 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the statements of income and totaled $70.0 million for 2006, $4.9 million for 2005 and $2.4 million for 2004.

We have modified coinsurance agreements where interest on funds withheld is determined by reference to a pool of fixed maturity securities. These arrangements contain embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as derivative income or loss. The fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled $0.1 million at December 31, 2006 and 2005, and the fair value of the embedded derivatives pertaining to funds withheld on business ceded by us was less than $0.1 million at December 31, 2006 and 2005. Derivative income (loss) from our modified coinsurance contracts totaled less than $0.1 million in 2006, ($0.4) million in 2005 and $0.1 million in 2004.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these “when issued” securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). We did not purchase any when issued securities in 2006 or 2005. Derivative income from when issued securities totaled less than $0.1 million in 2004.

4. Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows using interest rates based on a spread above the U.S. Treasury curve. These spreads are based on overall performance of the commercial real estate market and the average life and historical performance of the loans in our portfolio.

Derivative instruments: Fair values for call options are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Reinsurance recoverable: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices for the call options. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we assume business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

Other assets: Other assets include the embedded derivatives in our modified coinsurance contracts under which we cede business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the other assets balances.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our balance sheets.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities – available for sale	$4,490,771	$4,490,771	$3,066,100	$3,066,100
Fixed maturities – trading	14,927	14,927	14,848	14,848
Mortgage loans on real estate	450,967	457,132	303,359	307,910
Derivative instruments	121,584	121,584	38,163	38,163
Policy loans	20,529	23,621	20,835	22,662
Cash and short-term investments	125,015	125,015	70,883	70,883
Reinsurance recoverable	42,613	42,613	27,799	27,799
Other assets	37	37	32	32
Assets held in separate accounts	97,638	97,638	85,084	85,084
Liabilities
Future policy benefits	$5,364,978	$4,563,398	$3,577,953	$3,031,460
Other policyholders’ funds	10,921	10,921	10,670	10,670
Liabilities related to separate accounts	97,638	93,372	85,084	80,602

5. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $0.1 million of coverage per individual life. Amounts in excess of $0.1 million are ceded to Farm Bureau Life or to various third-party reinsurers. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $399.9 million (65.9% of direct life insurance in force) at December 31, 2006 and $385.5 million (62.9% of direct life insurance in force) at December 31, 2005.

In addition to the cession of risks described above, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has also been reinsured to Midland National Life Insurance Company (Midland National), formerly Clarica Life Insurance Company U.S., under an assumption reinsurance agreement.

Under the agreement, Midland National agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Midland National. This business is treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2006, 2005 and 2004.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

In total, insurance premiums and product charges have been reduced by $1.5 million in 2006, 2005 and 2004 and insurance benefits have been reduced by $1.8 million in 2006, $0.5 million in 2005 and $0.4 million in 2004 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain annuity business issued prior to August 1, 2004 through the coinsurance agreement with American Equity. Effective August 1, 2004, we announced the suspension of this agreement and, as a result of this suspension, no transfers of new business will occur unless we and American Equity agree to resume the coinsurance of new business. The business assumed by us prior to the suspension remains as part of our in force business. Premiums collected on this assumed business, not included in revenues in the statements of income, totaled $2.9 million in 2006, $4.5 million in 2005 and $202.1 million in 2004.

We assume certain traditional life, universal life and annuity business issued through December 31, 2002 from EMCNL. We also assume variable annuity and variable life business from alliance partners through modified coinsurance arrangements.

Life insurance in force assumed totaled $1,626.5 million (88.7% of total life insurance in force) at December 31, 2006 and $1,844.5 million (89.0% of total life insurance in force) at December 31, 2005. In total, premiums and product charges assumed totaled $26.0 million in 2006, $24.8 million in 2005 and $23.0 million in 2004. Insurance benefits assumed totaled $10.9 million in 2006, $10.7 million in 2005 and $11.1 million in 2004.

Policy Provisions

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2006		December 31, 2005
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$13,275	$—	$7,366	$1
Return the greater of highest anniversary value or net deposits	172,634	278	126,906	695
Incremental death benefit	162,949	11,525	119,797	6,159

Total		$11,803		$6,855

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.3 million at December 31, 2006 and $0.1 million at December 31, 2005. The weighted average age of the contract holders with a GMDB or IDB rider was 54 years at December 31, 2006 and 57 years at December 31, 2005.

Incurred benefits for GMDBs and IDBs totaled $0.2 million for 2006 and less than $0.1 million for 2005 and 2004. The 2004 amount excludes the impact of the adoption of SOP 03-1. Paid benefits for GMDBs and IDBs totaled less

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

than $0.1 million for 2006, 2005 and 2004. The adoption of SOP 03-1 provisions relating to GMDBs and IDBs resulted in an increase to net income for 2004 totaling less than $0.1 million.

6.	Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Taxes provided in statements of income:
Current	$12,114	$13,962	$15,766
Deferred	(2,352)	(8,062)	(8,861)

	9,762	5,900	6,905
Taxes provided in statement of changes in stockholder's equity – change in net unrealized investment gains/losses – deferred	(6,187)	(8,249)	5,327

	$3,575	$(2,349)	$12,232

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Income before income taxes	$27,989	$16,521	$19,569

Income tax at federal statutory rate (35%)	$9,796	$5,782	$6,849
Tax effect (decrease) of:
Tax-exempt dividend income	(240)	(125)	(114)
State income taxes	200	242	181
Other items	6	1	(11)

Income tax expense	$9,762	$5,900	$6,905

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2006	2005
	(Dollars in thousands)
Deferred income tax assets:
Fixed maturity and equity securities	$7,036	$—
Future policy benefits	241,293	183,827
Other	1,292	1,027

	249,621	184,854
Deferred income tax liabilities:
Fixed maturity and equity securities	—	(6,374)
Deferred policy acquisition costs	(137,395)	(103,090)
Deferred sales inducements	(77,829)	(50,367)
Other	(1,344)	(509)

	(216,568)	(160,340)

Deferred income tax asset	$33,053	$24,514

7.	Credit Arrangements

Farm Bureau Life and Farm Bureau Mutual Insurance Company, an affiliate, have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one-month London Interbank Offered Rate (LIBOR). We do not have any outstanding borrowings on these lines of credit at December 31, 2006 or 2005.

8.	Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $1.1 million in 2006, $0.9 million in 2005 and $0.6 million in 2004.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.2 million in 2006 and 2005 and $0.1 million in 2004.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated less than $0.1 million in 2006, 2005 and 2004.

9.	Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses totaling $5.7 million in 2006, $3.0 million in 2005 and $1.5 million in 2004 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $0.8 million in 2006, $0.7 million in 2005 and $0.5 million in 2004 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $4.6 million in 2006, $3.2 million in 2005 and $2.5 million in 2004 relating to these services.

10.	Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2006, management is not aware of any claims for which a material loss is reasonably possible. Midland National, as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

We have extended a line of credit in the amount of $10.0 million to Farm Bureau Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one-month LIBOR. There were no outstanding borrowings on this line of credit at December 31, 2006 or 2005.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2006 is as follows: 2007 - $0.3 million; 2008 - $0.4 million; 2009 - $0.4 million; 2010 - $0.4 million; 2011 - $0.4 million and thereafter, through 2013 - $0.5 million. Rent expense for this lease totaled $0.6 million in 2006, $0.5 million in 2005 and $0.4 million in 2004. We also lease additional space under an operating lease which expires December 31, 2016. Our expected share of future remaining lease payments under this lease as of December 31, 2006 is as follows: 2007 - $0.2 million; 2008 - $0.2 million; 2009 - $0.2 million; 2010 - $0.5 million; 2011 - $0.5 million and thereafter, through 2016 - $2.5 million. Rent expense for this lease totaled $0.1 million for 2006, 2005 and 2004.

11.	Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as either available-for-sale or trading, which are carried at fair value rather than generally being carried at amortized cost; (b) changes in the fair value of call options we directly hold are recorded as a component of derivative income rather than, prior to 2006, directly to surplus; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions” rather than for vested employees only; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, as determined in accordance with statutory accounting practices, was $24.5 million in 2006, $20.2 million in 2005 and $22.9 million in 2004. Our total statutory capital and surplus was $328.0 million at December 31, 2006 and $215.6 million at December 31, 2005.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an “extraordinary” dividend without prior notice to and approval by the Iowa Insurance Commissioner. An “extraordinary” dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2007, the maximum amount legally available for distribution to our parent company without further regulatory approval is $32.8 million.

12.	Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are: (1) Traditional Annuity – Exclusive Distribution (“Exclusive Annuity”), (2) Traditional Annuity – Independent Distribution (“Independent Annuity”), (3) Traditional and Universal Life Insurance and (4) Variable. We also have corporate capital that is aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of a closed block of fixed rate annuities sold through our exclusive agency distribution prior to February 2006. Fixed rate annuities consist primarily of flexible premium deferred annuities which provide for tax-deferred savings. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate annuities, index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through our coinsurance agreements with American Equity and EMCNL. Supplementary contracts provide for the systematic repayment of funds that accumulate interest. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

segments. Operating income (loss) represents net income excluding the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives. The impact of realized and unrealized gains and losses on investments and unrealized gains and losses on derivatives also includes adjustments for that portion of amortization of deferred policy acquisition costs and deferred sales inducements attributable to such gains or losses.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

Financial information concerning our operating segments is as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Operating revenues:
Traditional Annuity – Exclusive Distribution	$24	$14	$—
Traditional Annuity – Independent Distribution	234,139	168,724	139,265
Traditional and Universal Life Insurance	28,641	29,711	30,373
Variable	3,860	3,650	3,370
Corporate and Other	1,563	1,345	230

	268,227	203,444	173,238
Realized/unrealized gains (losses) on investments (A)	(11)	(504)	734
Change in unrealized gains/losses on derivatives (A)	74,804	(232)	8,352

Total revenues	$343,020	$202,708	$182,324

Net investment income:
Traditional Annuity – Exclusive Distribution	$16	$14	$—
Traditional Annuity – Independent Distribution	222,897	160,303	124,712
Traditional and Universal Life Insurance	14,811	15,447	15,653
Variable	739	671	966
Corporate and Other	1,563	1,345	230

Total net investment income	$240,026	$177,780	$141,561

Amortization:
Traditional Annuity – Exclusive Distribution	$55	$—	$—
Traditional Annuity – Independent Distribution	53,390	34,996	18,967
Traditional and Universal Life Insurance	1,211	1,714	318
Variable	1,240	2,231	(116)
Corporate and Other	(5)	1	—

	55,891	38,492	19,169
Realized/unrealized gains (losses) on investments (A)	2	(100)	365
Change in unrealized gains/losses on derivatives (A)	3,144	(2,478)	653

Total amortization	$59,037	$36,364	$20,187

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Pre-tax operating income (loss):
Traditional Annuity – Exclusive Distribution	$(401)	$(487)	$–
Traditional Annuity – Independent Distribution	22,594	17,921	12,282
Traditional and Universal Life Insurance	6,520	4,427	6,343
Variable	(3,430)	(2,465)	20
Corporate and Other	1,094	1,036	(661)

	26,377	20,432	17,984
Income taxes on operating income	(8,711)	(7,490)	(6,352)
Realized/unrealized gains (losses) on investments (A)	(8)	(262)	240
Change in unrealized gains/losses on derivatives (A)	569	(2,059)	792

Net income	$18,227	$10,621	$12,664

Assets:
Traditional Annuity – Exclusive Distribution	$496	$1,245	$–
Traditional Annuity – Independent Distribution	5,632,395	3,764,454	2,816,659
Traditional and Universal Life	254,730	258,507	267,354
Variable	137,632	122,358	105,586
Corporate and Other	146,736	86,307	46,730

	6,171,989	4,232,871	3,236,329
Unrealized gains (losses) on investments, net (A)	(3,091)	13,028	36,596
Other classification adjustments	(13,736)	(67,884)	(5,659)

Total assets	$6,155,162	$4,178,015	$3,267,266

(A)	Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs, deferred sales inducements and income taxes attributable to gains and losses on investments and derivatives.

Beginning in 2005, we changed the allocation of capital among our segments to be consistent with a change in how we manage capital at the segment level. This change, coupled with a refinement in the allocation of accrued investment income and certain other assets and liabilities among the segments, resulted in an increase (decrease) in investments in our segments as of January 1, 2005 as follows: Independent Annuity – $19.8 million; Traditional and Universal Life Insurance – ($7.6) million; Variable – ($0.8) million and Corporate and Other – $1.5 million. Accordingly, operating revenues and pre-tax operating income (loss) by segment for 2005 are impacted by the income on the investments transferred. An estimate of the impact of this asset transfer on operating revenues and pre-tax operating income (loss) for 2005 is as follows: Independent Annuity – $1.3 million; Traditional and Universal Life Insurance – ($0.5) million and Corporate and Other – $0.1 million.

Also beginning in 2005, we changed the method in which indirect expenses (those expenses for which we do not have a reliable basis such as time studies for allocating the costs) are allocated among the segments from a pro rata method based on allocated capital to a pro rata method based on direct expenses. The change in allocating indirect expenses was made in conjunction with our change in allocating capital to better reflect the effort and resources required to operate the separate segments. The exact impact of this change is not determinable as it was not practicable to calculate required capital under both the new and old capital allocation methodologies during 2005. The most significant impact of this change was a shift of other underwriting expenses from the Corporate and Other segment to the Traditional and Universal Life Insurance and Variable segments. The impact on the Independent Annuity segment is not believed to be significant with a slight reduction in other underwriting expenses resulting from this change.

Capitalized software is allocated to the Corporate and Other segment and the related amortization is allocated to the Independent Annuity segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill of $1.2 million at December 31, 2006 and 2005 is allocated to the Variable segment.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (Continued)

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,855.7 million in 2006, $959.0 million in 2005 and $722.4 million in 2004. Our direct annuity premiums collected for the Independent Annuity segment are concentrated in the following states: Florida (2006 –10%, 2005 – 14%, 2004 – 13%), Texas (2006 – 9%, 2005 – 8%, 2004 – 4%), Pennsylvania (2006 – 8%, 2005 – 4%, 2004 – <1%), California (2006 – 8%, 2005 – 10%, 2004 –11%), North Carolina (2006 – 6%, 2005 – 8%, 2004 – 6%) and Michigan (2006 – 6%, 2005 – 7%, 2004 – 11%).

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) (1)	All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated herein.

(2)	Financial Statement Schedules(8)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)	Exhibits
	(1)	Certified resolution of the board of directors of EquiTrust Life Insurance Company (the “Company”) establishing EquiTrust Life Annuity Account II (the “Account”).(1)

	(2)	Not Applicable.

	(3)	(a) Underwriting Agreement.(4)

(b) Form of Sales Agreement.(1)

(c) Form of Wholesaling Agreement.(1)

(d) Paying Agent Agreement.(4)

	(4)	(a) Contract Form.(1)

(b) Variable Settlement Agreement(2)

(c) Incremental Death Benefit Rider(3)

	(5)	Contract Application.(1)

	(6)	(a) Articles of Incorporation of the Company.(1)

(b) By-Laws of the Company.(1)

	(7)	Not Applicable.

	(8)	(a) Participation agreement relating to EquiTrust Variable Insurance Series Fund.(1)

(1) Amended Schedule to Participation Agreement.(5)

(2) Amended Participation Agreement.(8)

(b) Participation agreement relating to Dreyfus Variable Investment Fund.(1)

(1) Amended Schedule to Participation Agreement.(6)

(2) Supplemental Agreement.(8)

(c) Participation agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(1)

(d) Participation agreement relating to American Century Funds.(6)

(1) Amendment to Shareholder Services Agreement.(6)

(2) Form of Amendment to Participation Agreement.(7)

(3) Form of Amendment to Shareholder Services Agreement.(7)

(e) Participation agreement relating to Fidelity Variable Insurance Products Funds.(5)

(f) Participation agreement relating to Franklin Templeton Funds.(5)

(1) Amendment to Participation Agreement.(6)

(g) Participation agreement relating to JP Morgan Series Trust II.(5)

(1) Amendment to Fund Participation Agreement.(8)

(h) Participation agreement relating to Summit Pinnacle Series.(5)

(i)(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(8)

(2) American Century Shareholder Information Agreement (Rule 22c-2).(8)

(3) Fidelity Shareholder Information Agreement (Rule 22c-2).(8)

(4) Franklin Shareholder Information Agreement (Rule 22c-2).(8)

(5) Summit Shareholder Information Agreement (Rule 22c-2).(8)

(9)	Opinion and Consent of Stephen M. Morain, Esquire.(8)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP.(8)

(b) Consent of Ernst & Young LLP.(8)

(c) Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(8)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Powers of Attorney.(8)

(1)	Incorporated by reference to the Initial Filing of this Registration Statement on Form N-4 (File No. 333-61899) on August 20, 1998.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2001
(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 26, 2001.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 333-46597) filed on September 27, 2001.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 29, 2005.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 27, 2006.
(8)	Filed herein.

Item 25. Directors and Officers of the Company

Name and Principal Business Address*	Positions and Offices

Steve L. Baccus	Director

Jerry L. Chicoine	Director

Craig A. Lang	President and Director

James W. Noyce	Chief Executive Officer and Director

Dennis J. Presnall	Senior Vice President

Stephen M. Morain	Senior Vice President and General Counsel, Secretary

Name and Principal Business Address*	Positions and Offices

John M. Paule	Executive Vice President

James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer

Douglas W. Gumm	Vice President—Information Technology

JoAnn Rumelhart	Vice President

Lou Ann Sandburg	Vice President—Investments and Assistant Treasurer

David T. Sebastian	Vice President

Donald J. Seibel	Vice President—Finance

Bruce A. Trost	Vice President

Paul Grinvalds	Vice President—Life Administration

Dwayne McGraw	Vice President—Corporate Actuarial, Appointed Actuary

David A. McNeill	Vice President—Assistant General Counsel—Life

Dennis M. Marker	Vice President—Investment Administration

Thomas L. May	Vice President—Sales and Marketing

James M. Mincks	Vice President—Human Resources

Rosemary Parson	Vice President—Operations

James A. Pugh	Vice President—Assistant General Counsel

Scott Shuck	Vice President—Marketing Services

Robert A. Simons	Vice President—Assistant General Counsel—Securities

James J. Streck	Vice President—Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson	Vice President—Life Sales

Christopher G. Daniels	Life Product Development and Pricing Vice President, Illustration Actuary

Laura Kellen Beebe	Securities Vice President

Charles T. Happel	Securities Vice President

Danielle Kuhn	Accounting Vice President

James E. McCarthy	Trust Sales Vice President

Rosemary Parson	Operations Vice President

Kenneth G. (Kip) Peters	Enterprise Information Protection Vice President

Robert J. Rummelhart	Investment Vice President

Janice K. Sewright	Insurance Accounting Vice President

Douglas V. Shelton	Tax and Benefits Vice President

Roger PJ Soener	Investment Vice President, Real Estate

Blake D. Weber	Sales Services Vice President

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL FINANCIAL GROUP, INC.

Ownership Chart

01/01/07

Item 27. Number of Contract Owners

As of April 17, 2007, there were 1,890 Qualified Contract Owners and 562 Non-Qualified Contract Owners.

Item 28. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) EquiTrust Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account, and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices

David T. Sebastian	President and Manager

James W. Noyce	Chief Executive Officer and Manager

James P. Brannen	Chief Financial Officer, Treasurer and Manager

Jo Ann Rumelhart	Executive Vice President and Manager

Stephen M. Morain	Senior Vice President, General Counsel and Manager

John M. Paule	Executive Vice President and Manager

Lou Ann Sandburg	Vice President—Investments, Assistant Treasurer and Manager

Dennis M. Marker	Chief Compliance Officer, Vice President—Investment Administration and Manager

Robert A. Simons	Assistant General Counsel, Securities

Kristi Rojohn	Investment Compliance Vice President and Secretary

Julie M. McGonegle	Investment Product Vice President

Deborah K. Peters	Director, Broker/Dealer Compliance and Market Conduct

Lisa Altes	Director, Mutual Funds Business Development

Rob D. Ruisch	Mutual Fund Accounting Director

Barbara A. Bennett	Director, Treasury Services

Thomas J. Faulconer	Indiana OSJ Principal

Karen Garza	Assistant Secretary

Jennifer Morgan	Assistant Secretary

Sara Welp	Assistant Secretary

Jodi Winslow	Assistant Secretary

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
EquiTrust Marketing Services, Inc.	$159,742	NA	NA	NA

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account II, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 27th day of April, 2007.

EQUITRUST LIFE INSURANCE COMPANY
EQUITRUST LIFE ANNUITY ACCOUNT II

By:	/s/ Craig A. Lang
Craig A. Lang
President
EquiTrust Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Craig A. Lang Craig A. Lang	President and Director [Principal Executive Officer]	April 27, 2007

/s/ James P. Brannen James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer [Principal Financial and Accounting Officer]	April 27, 2007

/s/ James W. Noyce	Chief Executive Officer and Director	April 27, 2007
James W. Noyce

*	Director	April 27, 2007
Steve L. Baccus

*	Director	April 27, 2007
Jerry L. Chicoine

*	Director	April 27, 2007
Craig D. Hill

*By:	/s/ Stephen M. Morain
Stephen M. Morain
Attorney-In-Fact
Pursuant to Power of Attorney